SCHEDULE 14A INFORMATION

    Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act
                          of 1934 (Amendment No. ____)


Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[X] Preliminary Proxy Statement
[ ] Confidential for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional  Materials
[ ] Soliciting  Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


                                MEDTRONIC, INC.
                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required

[ ]   Fee computed on table below per Exchange Act Rules  14a-6(i)(1)
      and 0-11

1)    Title of each class of securities to which transaction applies:

2)    Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)    Proposed maximum aggregate value of transaction:

5)    Total fee paid:


[   ] Fee paid previously with preliminary materials.

[   ] Check box if any part of the fee is offset as  provided  by  Exchange
      Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:
1)    Amount Previously Paid:
2)    Form, Schedule or Registration Statement No.:
3)    Filing Party:
4)    Date Filed:

Medtronic [LOGO]


                                                   7000 Central Avenue N.E.
                                                   Minneapolis, Minnesota  55432
                                                   Telephone:  612-514-4000


July 21, 1999

Dear Shareholder:

         You are cordially invited to join us for our Annual Meeting of Shareholders to be held this year on Wednesday, August 25, 1999, at 10:30 a.m.
(CDT) at Medtronic's Corporate Center at its Rice Creek facility, 7000 Central Avenue N.E., Minneapolis (Fridley), Minnesota.

         The Notice of Annual Meeting of Shareholders and the Proxy Statement that follow describe the business to be conducted at the meeting. We will also report on matters of current interest to our shareholders.

         We invite you to join us beginning at 10:00 a.m. to view Medtronic's product displays and talk with our employees.

         Your vote is important. Whether you own a few or many shares of stock, it is important that your shares be represented. If you cannot personally attend, we encourage you to make certain that you are represented at the meeting by voting by telephone or internet as described in the enclosed instructions or by signing the accompanying proxy card and promptly returning it in the enclosed envelope.


Sincerely,


William W. George
Chairman of the Board and Chief Executive Officer

                            NOTICE OF ANNUAL MEETING
                                 OF SHAREHOLDERS

                           Wednesday, August 25, 1999

To Our Shareholders:

         The 1999 Annual Meeting of Shareholders of Medtronic, Inc. will be held Wednesday, August 25, 1999, at the Medtronic, Inc. Corporate Center at its Rice Creek facility, 7000 Central Avenue N.E., Minneapolis (Fridley), Minnesota, at 10:30 a.m. (CDT) for the following purposes:

         1. To set the size of the Board at 14 directors and to elect four Class I directors for three-year terms.

         2. To approve an amendment to the Company's Restated Articles of Incorporation to increase the number of shares of Common Stock the Company is authorized to issue.

         3. To reapprove the performance criteria for the Company's Management Incentive Plan.

         4. To reapprove the performance criteria for the Company's 1994 Stock Award Plan.

         5. To approve appointment of PricewaterhouseCoopers LLP as the Company's independent auditors.

         6. To take action on any other business that may properly be considered at the Meeting or any adjournment thereof.

         These items are more fully described in the following pages of the Proxy Statement.

         Shareholders of record at the close of business on July 2, 1999 will be entitled to vote at the Meeting and any adjournments of the Meeting.

                                 By Order of the Board of Directors,



                                 Ronald E. Lund
                                 Secretary




                             YOUR VOTE IS IMPORTANT.

Please vote by telephone or internet as described in the enclosed instructions or date and sign the enclosed proxy card and return it promptly in the enclosed envelope.

Medtronic [LOGO]
                                                         MEDTRONIC, INC.
                                                7000 Central Avenue N.E.
                                                Minneapolis, Minnesota 55432



                                 PROXY STATEMENT
                         Annual Meeting of Shareholders
                                 August 25, 1999


         The Board of Directors of Medtronic, Inc. ("Medtronic" or the "Company") is soliciting the accompanying proxy for the Annual Meeting of Shareholders of Medtronic to be held on August 25, 1999.

         A proxy card is enclosed. In order to register your vote, you may vote by telephone or the internet as described in the enclosed instructions or complete, date and sign the proxy card and return it in the envelope provided. When voting by telephone or the internet, your vote authorizes the named proxies to vote your shares in the same manner as if you completed, signed and returned your proxy card.

         When stock is registered in the name of more than one person, each such person should sign the proxy. If the shareholder is a corporation, the proxy should be signed in its corporate name by an executive or other authorized officer. If signed as attorney, executor, administrator, trustee, guardian, custodian or in any other representative capacity, the signer's full title should be given.

         Shareholders are entitled to one vote for each share of Medtronic Common Stock, $.10 par value, they hold of record as of the close of business on July 2, 1999. On that date, ______________ shares of Medtronic Common Stock were outstanding. A quorum (a majority of the outstanding shares) must be represented at the Meeting in person or by proxy to transact business.

         Shares represented by a properly executed proxy received by Medtronic prior to the Meeting and not revoked will be voted in accordance with the instructions of the shareholder or, if no instructions are indicated, in accordance with the recommendations of the Board of Directors. A proxy may be revoked at any time before it is exercised by written revocation to the Corporate Secretary of Medtronic or by submitting a proxy with a more recent date either by using the telephone or internet voting procedures or by filing a new written proxy with the Corporate Secretary. This proxy statement and enclosed proxy card are first being mailed to shareholders on or about July 21, 1999.

                              ELECTION OF DIRECTORS

Directors and Nominees

         The Board of Directors is divided into three classes. The members of each class are elected to serve three-year terms with the terms of office of each class ending in successive years. Glen D. Nelson, M.D., Jean-Pierre Rosso, Jack W. Schuler and Gerald W. Simonson are the nominees for election to the Board as Class I directors to serve until the year 2002 annual meeting or until their successors are elected and qualified. All of the nominees are currently directors and were elected to the Board of Directors by the shareholders except for Mr. Rosso, who was elected by the Board on August 26, 1998. After 23 years of dedicated Board service, Richard A. Swalin, Ph.D. will retire from the Board on August 25, 1999 in accordance with the Board's policy of mandatory retirement. With the retirement of Dr. Swalin, the Board will consist of 14 members.

         All of the nominees have indicated a willingness to serve if elected. However, if any nominee becomes unable to serve before the election, the shares represented by the proxy cards may be voted for a substitute designated by the Board, unless an instruction to the contrary is indicated on the proxy card.


             THE BOARD RECOMMENDS A VOTE FOR ELECTING THE NOMINEES.



                           DIRECTOR NOMINEES--CLASS I
                               (Term Ending 2002)

[PHOTO]                          Vice Chairman of Medtronic since July 1988
                                 and Executive Vice President from August
GLEN D. NELSON, M.D., age 62     1986 to July 1988; Chairman and Chief
Director since 1980              Executive Officer of American MedCenters,
Class I Director                 Inc. (HMO management) from July 1984 to
Term expires 1999                August 1986; Chief Executive Officer,
                                 President and Chairman of the Board of
                                 Trustees of Park Nicollet Medical Center
                                 (medical services) from 1975 to 1986;
                                 Surgeon at Park Nicollet Medical Center from
                                 1969 to 1986. Also a director of The St.
                                 Paul Companies, Inc., Carlson Holdings,
                                 Inc., Avatar, Inc., and Advanced
                                 BioSurfaces, Inc. Member, Johns Hopkins
                                 Board of Visitors and Jackson Hole Group.

[PHOTO]                          Chairman and Chief Executive Officer of Case
                                 Corporation (farm and construction
JEAN-PIERRE ROSSO, age 59        equipment) since October 1997; Chairman,
Director since 1998              President and Chief Executive Officer of
Class I Director                 Case Corporation from March 1996 to October
Term expires 1999                1997; President and Chief Executive Officer
                                 of Case Corporation from April 1994 to March
                                 1996. President of the Home & Building
                                 Control Business of Honeywell, Inc. from
                                 1992 to April 1994; President of European operations of Honeywell, Inc. from 1987 through 1991. Also a director of ADC
                                 Telecommunications, Inc. and Crown Cork &
                                 Seal Company, Inc.

[PHOTO]                          Chairman of the Board of Stericycle, Inc.
                                 (medical waste treatment and recycling)
JACK W. SCHULER, age 58          since 1990 and Chairman of the Board of
Director since 1990              Ventana Medical Systems, Inc.
Class I Director                 (immunohisto-chemistry diagnostic systems)
Term expires 1999                since November 1995; President and Chief
                                 Operating Officer of Abbott Laboratories
                                 (health care products) from January 1987 to August 1989; a director of that company from April 1985 to August 1989 and Executive Vice
                                 President from January 1985 to January 1987.
                                 Also a director of Chiron Corporation.

[PHOTO]                          Private venture capital investor since June
                                 1978; President and Chief Executive Officer
GERALD W. SIMONSON, age 69       of Omnetics Connector Corporation
Director since 1962              (microminiature connectors) since March
Class I Director                 1991. Also a director of Northwest
Term expires 1999                Teleproductions, Inc., The Chromaline
                                 Corporation and Fairview Hospital and
                                 Healthcare Services.

                  BOARD MEMBERS CONTINUING IN OFFICE--CLASS II
                               (Term Ending 2000)

[PHOTO]

MICHAEL R. BONSIGNORE, age 58    Chairman of the Board and Chief Executive
Director since 1999              Officer of Honeywell, Inc. since April 1993;
Class II Director                Executive Vice President and Chief Operating
Term expires 2000                Officer of the International and Home &
                                 Building Control business of Honeywell, Inc.
                                 from 1990 to 1993; President of Honeywell's
                                 International business from 1987 to 1990;
                                 President of Honeywell Europe from 1983 to
                                 1987. Also a director of Cargill, Inc. and The St. Paul Companies, Inc. and a member of various advisory boards and committees including: The U.S. - China Business
                                 Council, Investment and Services Policy
                                 Advisory Committee, U.S. - Russia Trade and
                                 Economic Council, the Alliance to Save
                                 Energy Board, New Perspective Fund, Inc. and
                                 Euro Pacific Growth Fund.

[PHOTO]                          Medtronic Chairman of the Board and Chief
                                 Executive Officer since August 1996;
WILLIAM W. GEORGE, age 56        President and Chief Executive Officer from
Director since 1989              May 1991 to August 1996; President and Chief
Class II Director                Operating Officer from March 1989 to April
Term expires 2000                1991. President, Honeywell Space and
                                 Aviation Systems, from December 1987 to
                                 March 1989; President, Honeywell Industrial
                                 Automation and Control, from May 1987 to
                                 December 1987 and Executive Vice President of that business from January 1983 to May
                                 1987. Also a director of Dayton Hudson
                                 Corporation, Allina Health System, Imation
                                 Corp., Novartis, and Health Industry
                                 Manufacturers Association.


[PHOTO]

BERNADINE P. HEALY, M.D., age 54 Dean, College of Medicine and Public Health,
Director since 1993              and Professor of Medicine, The Ohio State
(and 1987-1991)                  University, since October 1995. Physician
Class II Director                and Science Policy Advisor, The Cleveland
Term expires 2000                Clinic Foundation (nonprofit medical
                                 research organization), from July 1993 to May 1995; Director of the National
                                 Institutes of Health from April 1991 to June
                                 1993; Chairman of the Research Institute of
                                 The Cleveland Clinic Foundation from
                                 November 1985 to April 1991; President, the
                                 American Heart Association, National Center, from 1988 to 1989; Deputy Director of Office of Science and Technology Policy, Executive
                                 Office of the United States President, from
                                 1984 to 1985; Professor of Medicine, The
                                 Johns Hopkins University School of Medicine, from 1977 to 1984. Also a trustee of Battelle Memorial Institutes and a director of National City Corporation, Invacare, Inc.
                                 and Ashland, Inc.

[PHOTO]                          Consultant. Retired Vice Chairman and Chief
                                 Administrative Officer and director of
RICHARD L. SCHALL, age 69        Dayton Hudson Corporation as of February
Director since 1971              1985. Also a director of EcoLab Inc. and a
Class II Director                trustee of Santa Barbara City College
Term expires 2000                Foundation.

[PHOTO]                          President and Chief Executive Officer of
                                 Allina Health System (health care delivery)
GORDON M. SPRENGER, age 62       since June 1999; Chief Executive Officer of
Director since 1991              Allina Health System from April 1999 to June
Class II Director                1999; Executive Officer of Allina Health
Term expires 2000                System from July 1994 to April 1999; Chief
                                 Executive Officer and director of HealthSpan
                                 Health Systems Corporation (health care
                                 delivery) from September 1992 to July 1994;
                                 President and Chief Executive Officer of
                                 LifeSpan, Inc. (health care delivery) from 1982 to September 1992; Chief Executive
                                 Officer of Abbott-Northwestern Hospital from
                                 1982 to September 1992; President of
                                 Abbott-Northwestern Hospital from 1982 to
                                 1988. Also a member of Board of Regents, St.
                                 Olaf College, and a director of The St. Paul
                                 Companies, Inc., Bush Foundation and Past
                                 Chair of the Board of the American Hospital
                                 Association.


                 BOARD MEMBERS CONTINUING IN OFFICE - CLASS III
                               (Term Ending 2001)

[PHOTO]                          President of The Johns Hopkins University
                                 since September 1996. Special Assistant to
WILLIAM R. BRODY, M.D., PH.D.,   the President of the University of Minnesota
  age 55                         Academic Health Center, May 1996 to July
Director since 1998              1996; Provost of the University of Minnesota
Class III Director               Academic Health Center from September 1994
Term expires 2001                to May 1996; the Martin Donner Professor and
                                 Director of the Department of Radiology at The Johns Hopkins University School of
                                 Medicine from 1987 to 1994. Also a director of Alza Corporation and Mercantile
                                 Bankshares Corporation.


[PHOTO]                          Chairman of the Board and Chief Executive
                                 Officer of Ashland Inc. (energy company)
PAUL W. CHELLGREN, age 56        since January 1997 and Chief Executive
Director since 1997              Officer since October 1996; President and
Class III Director               Chief Operating Officer of Ashland Inc. from
Term expires 2001                January 1992 to September 1996. Also a
                                 director of PNC Bank Corp. and Arch Coal,
                                 Inc.


[PHOTO]                          Medtronic President and Chief Operating
                                 Officer since August 1996; Chief Operating
ARTHUR D. COLLINS, JR., age 51   Officer from January 1994 to August 1996;
Director since 1994              Executive Vice President of the Company and
Class III Director               President of Medtronic International from
Term expires 2001                June 1992 to January 1994. Corporate Vice
                                 President of Abbott Laboratories (health care products) from October 1989 to May 1992 and Divisional Vice President of that company from May 1984 to October 1989. Held various management positions both in the U.S. and Europe during his 14 years with Abbott. Also a director of U.S. Bancorp. and Tennant Company, and member of the Board of Overseers of The Wharton School.

[PHOTO]                          The Stephen and Suzanne Weiss Dean of the
                                 Cornell University Medical Center and
ANTONIO M. GOTTO, JR., M.D.,     Provost for Medical Affairs, Cornell
  age 63                         University, since January 1997. Chairman and
Director since 1992              Professor of the Department of Medicine at
Class III Director               Baylor College of Medicine and Methodist
Term expires 2001                Hospital from 1977 to 1996 and former J. S.
                                 Abercrombie Chair, Atherosclerosis and
                                 Lipoprotein Research from 1976 to 1996. Also director and principal investigator,
                                 Specialized Center of Research in
                                 Arteriosclerosis, National Heart, Lung and
                                 Blood Institute, President, International
                                 Atherosclerosis Society and Past President,
                                 American Heart Association.

[PHOTO]                          Professor, Graduate School of Business,
                                 University of St. Thomas, St. Paul,
THOMAS E. HOLLORAN, age 69       Minnesota since June 1985; Chairman,
Director since 1960              Minneapolis-St. Paul Metropolitan Airports
Class III Director               Commission, from February 1989 to January
Term expires 2001                1991; Chairman of the Board of Directors and
                                 Chief Executive Officer of Inter-Regional
                                 Financial Group, Inc. (predecessor of Dain
                                 Rauscher Corporation) (holding company for various financial enterprises) from 1976 to June 1985. Also a director of Flexsteel
                                 Industries, Inc., MTS Systems Corp., ADC
                                 Telecommunications Inc., National City Bank of Minneapolis and National City
                                 Bancorporation; Chairman and a director of Malt-O-Meal Company; and a director of the Minnesota Center for Corporate
                                 Responsibility and the Bush Foundation.


         Election of each director nominee requires the affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy and entitled to vote on such nominee at the Annual Meeting. For this purpose, a shareholder voting through a proxy who withholds authority to vote on the election of directors shall not be considered present and entitled to vote on the election of directors.

Board and Board Committee Meetings

         During fiscal 1999, Medtronic's Board of Directors held a total of ten Board meetings. Each director attended 75% or more of the total meetings of the Board of Directors and Board committees on which the director served (held during the period he or she served as a director), except for Drs. Gotto and Healy, who each attended more than 70% of the total such meetings held. The standing committees of the Board of Directors include the Audit Committee, the Compensation Committee, the Finance Committee, the Corporate Governance Committee and the Technology and Quality Committee.

         Audit Committee. The Audit Committee held three meetings in fiscal 1999. Committee members are Brody, Healy, Holloran, Schuler (Chair) and Swalin. The committee reviews Medtronic's annual financial statements; makes recommendations regarding Medtronic's independent auditors and scope of auditor services; reviews the adequacy of accounting and audit policies, compliance assurance procedures and internal controls; reviews nonaudit services performed by auditors to maintain auditors' independence; and reports to the Board of Directors on disclosure adequacy and adherence to accounting principles.

         Compensation Committee. The Compensation Committee held four meetings in fiscal 1999. Committee members are Bonsignore, Chellgren, Healy, Rosso, Schall, Schuler and Simonson (Chair). The committee reviews compensation philosophy and major compensation and benefits programs for employees; oversees certain stock and benefit plans; and reviews executive officers' compensation.

         Finance Committee. The Finance Committee held four meetings in fiscal 1999. Committee members are Chellgren (Chair), Gotto, Rosso, Schall, Simonson and Sprenger. The committee reviews and makes recommendations regarding financial policies and performance objectives as developed by management, including review of Medtronic's annual and long-range operating plans; assists management in evaluation of major acquisitions and divestitures from a financial perspective; reviews changes in capital structure; and reviews banking relationships, insurance coverage on assets, tax strategies, and financial performance and related matters pertaining to Medtronic's employee pension and supplemental retirement plans.

         Corporate Governance Committee. The Corporate Governance Committee held two meetings in fiscal 1999. Committee members are Bonsignore, Brody, Chellgren, Gotto, Healy, Holloran, Rosso, Schall (Chair), Schuler, Simonson, Sprenger and Swalin. The committee addresses all matters of corporate governance; evaluates qualifications and candidates for positions on the Board; evaluates the performance of the chief executive officer and the Board; reviews major organization changes and senior management performance; and reviews director compensation philosophy. The Corporate Governance Committee maintains a Nominating Subcommittee which considers and recommends to the full Committee criteria for selecting new directors, nominees for Board membership and the positions of CEO, Chairman and Chair of the Corporate Governance Committee, and whether a director should be invited to stand for re-election. The Subcommittee is comprised of the Chair of the Corporate Governance Committee plus one director selected from each class of directors. The current Subcommittee held one meeting in fiscal 1999 and includes Schall (Chair), Healy, Holloran and Schuler.

         The Corporate Governance Committee will consider nominees for Board membership submitted by shareholders. Nominations by shareholders must be made pursuant to timely notice in writing to the Corporate Secretary at 7000 Central Avenue N.E., Minneapolis, Minnesota 55432. Candidates for director should be persons with broad training and experience in their chosen fields and who have earned distinction in their activities. Notice by the shareholder to be timely must be received not less than 50 nor more than 90 days prior to the meeting or, if less than 60 days disclosure of the meeting date is given, not later than the close of business on the 10th day following the day on which notice of the meeting date is mailed or public disclosure of such date is made. The notice shall set forth certain information concerning such shareholder and the nominees, including their names and addresses, their principal occupation or employment, the capital stock of the Company which they beneficially own, such other information as would be required in a proxy statement soliciting proxies for the election of the nominees and the consent of each nominee to serve as a director if so elected. The chairman of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.

         Technology and Quality Committee. The Technology and Quality Committee held two meetings in fiscal 1999. Committee members are Bonsignore, Brody, Gotto, Healy (Chair), Holloran, Sprenger and Swalin. The committee reviews policies, practices, processes and quality programs concerning technological and product research; reviews efforts and investments in developing new products and businesses; evaluates Medtronic's technological education and recognition programs; and reviews quality process matters with Medtronic's chief quality officer.

Director Compensation

         As part of the Company's desire to further emphasize performance-based compensation and to encourage stock ownership by the Company's management and Board of Directors, the Company adopted the Medtronic, Inc. Outside Director Stock Compensation Plan (the "Director Plan") effective March 5, 1998.

         Director compensation has three components: an annual retainer, an annual stock option grant and an annual credit of deferred stock units. In addition, all new non-employee board members receive an initial stock option grant.

         The annual retainer in place for the 1998-1999 plan year (September 1, 1998 through August 31, 1999) is $50,000 for all non-employee directors except the Chair of the Corporate Governance Committee, whose retainer is $60,000. Directors have the option of taking 100% of the annual retainer in the form of cash, or 100% in the form of stock options. If options are chosen, the number of shares covered by such options will equal four times the amount of the annual retainer divided by the fair market value of a share of Medtronic stock on the last day of the relevant plan year (which will also be the exercise price of such options). These options expire on the tenth anniversary of the date of grant. The annual retainer is reduced by 25% if a non-employee director does not attend at least 75% of the total meetings of the Board and Board committees on which such director served during the relevant plan year.

         Under the Director Plan, each non-employee director also receives on the first day of each plan year an annual stock option grant for a number of shares of Medtronic stock equal to the amount of the annual retainer divided by the fair market value of a share of Medtronic stock on the date of grant (which will also be the exercise price of such option). These options expire at the earlier of the tenth anniversary of the date of grant or five years after the holder ceases to be a director of the Company.

         The Director Plan also provides that on the last day of each plan year, each non-employee director will be credited with a number of deferred stock units (each representing the right to receive one share of Medtronic stock) equal to one-half of the amount of the annual retainer divided by the average of the fair market value of a share of Medtronic stock for the last 20 trading days during the plan year. Dividends paid on Medtronic stock are credited to a director's stock unit account in the form of additional stock units. The balance in a director's stock unit account will be distributed to such director in the form of shares of Medtronic stock upon resignation or retirement from the Board, in a single distribution or, at the director's option, in five equal annual distributions.

         Each new non-employee director also receives, on the date he or she first becomes a director, a one-time initial stock option grant under the Director Plan for a number of shares of Medtronic stock equal to two times the amount of the annual retainer divided by the fair market value of a share of Medtronic stock on the date of grant (which will also be the exercise price of such option). These options expire at the earlier of the tenth anniversary of the date of grant or five years after the holder ceases to be a director of the Company.

         All of the non-employee director options described above vest and are exercisable in full on the date of grant, provided that a director initially appointed by the Board will generally not be entitled to exercise any such option until such director has been elected to the Board by the shareholders of the Company.

         In 1998, the Company discontinued its charitable contribution plan for all directors, which provided for a contribution of $1 million to charitable institutions recommended by a deceased director with five or more years of service at the time of death. However, persons who became directors prior to July 1, 1998 will continue to be eligible for this benefit.

         As part of its overall program to promote charitable giving, the Company's Foundation matches gifts by directors to qualified educational institutions up to $7,000 per fiscal year.

Certain Transactions

         The Company uses Carlson Wagonlit Travel, which was selected through a competitive bidding process, as its travel agency for Company business. Dr. Glen Nelson, who is Vice Chairman and a director of the Company, is a director of Carlson Holdings, Inc., a family-owned business which includes Carlson Wagonlit Travel. Members of Dr. Nelson's family are owners and officers of Carlson Holdings, Inc. The Company paid fees totaling approximately $1,458,000 to Carlson Wagonlit Travel for services in fiscal 1999. Management believes that these transactions were on terms no less favorable to the Company than if made with unaffiliated third parties.

                 SHAREHOLDINGS OF CERTAIN OWNERS AND MANAGEMENT

         Certain Beneficial Owners. To the best of Medtronic's knowledge, no shareholder beneficially owned more than 5% of Medtronic's Common Stock as of June 24, 1999.

         Management Shareholdings. The following table shows the number of shares of Medtronic Common Stock beneficially owned by Medtronic's directors, executive officers identified in the Summary Compensation Table below, and all directors and executive officers as a group as of June 24, 1999.

                                                     Amount and Nature of
         Name of Beneficial Owner                 Beneficial Ownership(1)(2)

         Michael R. Bonsignore....................           1,767
         William R. Brody, Ph.D., M.D.............           7,365
         Paul W. Chellgren........................           8,165
         Arthur D. Collins, Jr. (3) ..............         779,268
         Bill K. Erickson.........................         375,709
         William W. George(4).....................       1,660,545
         Antonio M. Gotto, Jr., M.D...............          42,297
         Bernadine P. Healy, M.D..................          27,973
         Thomas E. Holloran.......................          94,924
         Glen D. Nelson, M.D. (5).................         972,432
         Jean-Pierre Rosso........................              22
         Robert L. Ryan...........................         349,162
         Richard L. Schall........................         218,821
         Jack W. Schuler..........................          47,228
         Gerald W. Simonson.......................          74,957
         Gordon M. Sprenger.......................          46,615
         Richard A. Swalin, Ph.D..................          50,549
         Directors and executive officers
           as a group (26 persons)(2).............       6,120,637
-------------------------

(1) No director or executive officer beneficially owns more than 1% of the shares outstanding. Medtronic's directors and executive officers as a group beneficially own approximately 1.05% of the shares outstanding.

(2) Includes the following shares not currently outstanding but deemed beneficially owned because of the right to acquire them pursuant to options exercisable within 60 days (on or before _______, 1999) as follows: W.R. Brody, 4,681 shares; P.W. Chellgren, 6,802 shares; A.D. Collins, Jr., 486,195 shares; B.K. Erickson, 206,755 shares; W.W. George, 745,312 shares; A.M. Gotto, Jr., 35,711 shares; B.P. Healy, 17,836 shares; T.E. Holloran, 39,526 shares; G.D. Nelson, 660,466 shares; R.L. Ryan, 328,408 shares; R.L. Schall, 34,872 shares; J.W. Schuler, 19,840 shares; G.W. Simonson, 34,573 shares; G.M. Sprenger, 37,419 shares; R.A. Swalin, 39,738 shares; and all directors and executive officers as a group, 3,363,745 shares.

(3) Arthur D. Collins, Jr. disclaims beneficial ownership of 5,000 shares included in the above table, which are held by the Collins Family Foundation, a charitable trust of which he is one of the trustees.

(4) W.W. George disclaims beneficial ownership of 111,859 shares included in the above table, which are held by the George Family Foundation, a charitable trust of which he is one of the trustees. The above table also includes an aggregate of 62,386 shares covered by currently exercisable options transferred by Mr. George to members of his immediate family.

(5) The above table includes an aggregate of 98,835 shares covered by currently exercisable options transferred by Dr. Nelson to members of his immediately family.

(6) R.L. Schall disclaims beneficial ownership of 54,299 shares included in the above table, which are held in a charitable lead annuity trust.

         Section 16(a) Beneficial Ownership Reporting Compliance. Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers to file reports of ownership and changes in ownership of the Company's Common Stock with the Securities and Exchange Commission and the New

York Stock Exchange, and the Company is required to identify any of those individuals who failed to file such reports on a timely basis. To the best of the Company's knowledge, based upon a review of such reports furnished to the Company and written representations that no other reports were required, there were no late filings by the Company's directors or executive officers in fiscal 1999 other than by Mr. Lund, who did not timely report several stock gifts in December 1997. The report was promptly filed upon discovery of the oversight.


                     REPORT OF THE COMPENSATION COMMITTEE ON
                       FISCAL 1999 EXECUTIVE COMPENSATION

         Overview. The Compensation Committee of the Board of Directors (the "Committee") is comprised solely of directors who are not current or former employees of the Company. The Committee is responsible for establishing the compensation policy and administering the compensation programs for the Company's executive officers and other key employees. The Committee periodically engages independent compensation consultants to assist them in this process. In carrying out its duties, the Committee intends to make all reasonable attempts to comply with the requirements to exempt executive compensation from the $1 million deduction limitation under Section 162(m) of the Internal Revenue Code, unless the Committee determines that such compliance in given circumstances would not be in the best interests of the Company and its shareholders.

         Compensation Philosophy. The compensation program for executive officers is designed to

o        Emphasize performance-based compensation;

o Encourage strong financial performance by establishing aggressive goals for target performance and highly leveraged incentive programs;

o Encourage executive stock ownership and alignment with shareholder interests by providing a significant portion of compensation in Company Common Stock.

         The principal elements of the program consist of base salary, annual incentives and long-term incentives in the form of stock options, performance shares and restricted stock. The Company's philosophy is to position the aggregate of these elements at a level which is commensurate with the Company's size and performance relative to other leading medical equipment and pharmaceutical companies, as well as a larger group of general industry companies. The Committee periodically reviews the reasonableness of total compensation levels and mix using public information from comparator company proxy statements and survey information from credible general industry surveys.

         Base Salary. The Committee annually reviews and approves the base salaries of executive officers, taking into consideration individual performance, retention, the level of responsibility, the scope and complexity of the position and competitive practice.

         Annual Incentive Awards. Executive officers are eligible for annual incentives under the shareholder approved Management Incentive Plan. This is a formula-based plan with awards based on corporate and business unit performance. For fiscal 1999, corporate operating performance was assessed against target measures of corporate profit after taxes, revenue growth and after-tax return on net assets, with these measures given weights of 40%, 40% and 20%, respectively. Business unit financial performance was assessed against target measures of earnings before interest and taxes, revenue growth, and after-tax return on net assets or net asset turnover, with these measures assigned respective weights that vary for each participant.

         For fiscal 1999, executive officers were eligible for Management Incentive Plan target awards ranging from 35% to 70% of base salary. Final awards can range from 0% to 230% of the target amounts, and a threshold level of performance is required before any payout occurs.

         Stock Options. Stock options are granted annually to executive officers. Target awards are based on pre-established grant guidelines that are calibrated to competitive standards. Individual awards vary based on the individual's responsibilities and performance, ability to impact financial performance and future potential. All grants are made at 100% of fair market value.

         Performance Shares. Top executives are eligible for grants of performance shares under the Performance Share program. Grants are made annually for overlapping three-year performance periods. Grant targets range from 30% to 50% of base salary. Once a threshold level of performance is attained, final awards can range from 20% to 180% of the target amounts. The 1999-2001 cycle will be based on performance measures of basic earnings per share (40%), return on net assets (40%) and revenue growth (20%).

         Performance shares earned for the 1997-1999 cycle were based on earnings per share (40%), after-tax return on net assets (40%) and revenue growth (20%). Medtronic's performance for this performance cycle was very strong
- resulting in a payout at 158% of the target award. The value of the award is based on the average price of the Company's Common Stock for the last 20 trading days of the performance cycle, up to a maximum of three times the price at the date of grant. Half of the award is paid in Company Common Stock, with the other half paid in cash or Company Common Stock at the discretion of the Committee.

         Stock Option Exchange Program. To encourage stock ownership by executives, the Company offers a program which allows executives to elect to receive stock options in lieu of some or all of the cash compensation earned under the Management Incentive Plan and the Performance Share program. Currently under the program, participants receive an option on $4 of stock at market value for every $1 of compensation exchanged. Stock options granted to named executives in fiscal 1999 under this program are disclosed in the "Option/SAR Grants in Last Fiscal Year" table on page __ of this Proxy Statement.

         Adjustments for Acquisitions and Non-Recurring Charges. In determining award payments with respect to the Company's short-term and long-term incentive programs, the Committee has adopted a longstanding practice of excluding from the calculation of performance results certain acquisitions and non-recurring items of income or loss. Consistent with this practice, the performance results for fiscal 1999 exclude all or a portion of certain acquisitions made during the year, as well as all of the non-recurring charges related to those acquisitions.

         Compensation of Chief Executive Officer. The CEO's compensation is comprised of base salary, annual incentive and long-term incentives. Pay levels and opportunity are established by the Committee in the same manner as for other executive officers described above.

         The CEO received a 14% merit increase to base salary effective at the beginning of fiscal 1999. In determining the base salary for the CEO, the Committee specifically considered annual operating performance (for fiscal
1998), strategic planning and succession planning for senior management.

         For fiscal 1999, the CEO was eligible to receive a target award of 70% of base salary under the Management Incentive Plan. Annual performance, adjusted for acquisitions and non-recurring charges, was 94.6% of target.

         In fiscal 1999, the CEO received a Performance Share grant with a target payout equal to 50% of his base salary. Performance objectives for the 1999-2001 performance cycle are consistent with those for all program participants listed above. For the three-year cycle ended in fiscal 1999, the Company achieved cumulative earnings per share and average after-tax return on net assets performance at or above the maximum of the performance targets. Revenue growth was slightly below target. Consequently, the payout for this cycle for all executive officers, including the CEO, was 158% of the target award.

         Conclusion. Consistent with its compensation philosophy, the Committee believes the executive officer compensation program provides incentive to attain strong financial performance and is strongly aligned with shareholder interests. The Committee believes that the Company's compensation program directs the efforts of the Company's executive officers toward the continued achievement of growth and profitability for the benefit of the Company's shareholders.

COMPENSATION COMMITTEE:

Gerald W. Simonson, Chair                      Jean-Pierre Rosso
Michael R. Bonsignore                          Richard L. Schall
Paul W. Chellgren                              Jack W. Schuler
Bernadine P. Healy, M.D.

                      SHAREHOLDER RETURN PERFORMANCE GRAPH

         The graph and table below compare the cumulative total shareholder return on the Company's Common Stock for the last five fiscal years with the cumulative total return on the S&P 500 Index and the S&P Health Care (Medical Products and Supplies) Industry Index over the same period. The graph and table assume the investment of $100 in each of the Company's Common Stock, the S&P 500 Index and the S&P Health Care (Medical Products and Supplies) Industry Index on April 30, 1994 and that all dividends were reinvested.

        Comparison Of Five-Year Cumulative Total Return Among Medtronic,
    S&P 500, And S&P Health Care (Medical Products & Supplies) Industry Index





                               [PLOT POINTS GRAPH]




                             April 30,      April 30,      April 30,      April 30,      April 30,      April 30,
                             1994           1995           1996           1997           1998           1999
                           -------------- -------------- -------------- -------------- -------------- --------------
MEDTRONIC                     $100.00        $199.19        $286.02        $375.14        $576.89        $785.96

S&P 500                        100.00         117.41         152.81         191.09         269.51         328.34

S&P HEALTH CARE                100.00         155.88         210.67         245.08         350.36         449.97


                             EXECUTIVE COMPENSATION

         The following table sets forth the cash and non-cash compensation for each of the last three fiscal years ended April 30, 1999 awarded to or earned by the Chief Executive Officer and each of the other four most highly compensated executive officers of the Company.

                           Summary Compensation Table

                                                                      Long-Term Compensation
                                  Annual Compensation                 Awards                       Payouts
                                  ----------------------------------  --------------------------   ------------
                                                                      Restricted   Securities
                                                         Other Annual Stock        Underlying      LTIP           All Other
Name and Principal Position Fiscal Salary    Bonus       Compensation Awards       Options/SARs    Payouts        Compensation
                            Year   ($)     ($)(2)(3)(4)    ($)(1)      ($)(5)      (#)(2)(3)(4)(6) ($)(6) (7)     ($)(8)
--------------------------- ------ ------  ------------  ------------ ----------   --------------- ----------     ------------

William W. George           1999   $800,000    $329,480     $  --      $  --         128,088        $   --           $40,530
  Chairman and Chief        1998    700,000     239,252        --       7,007,820    370,655         784,163          34,542
  Executive Officer         1997    642,000     464,598        --         --          32,908       1,431,161          43,331

Arthur D. Collins, Jr.      1999    700,000     430,203                   --          90,190            --            35,515
  President and             1998    589,607     348,103                 7,007,820    299,878         835,106          27,888
  Chief Operating Officer   1997    471,000     214,703        --         --          37,880         933,897          32,110

Glen D. Nelson, M.D.        1999    530,000          --     5,958         --         103,632            --            29,057
  Vice Chairman             1998    471,000          --     5,556         --         207,821            --            24,923
                            1997    471,000          --     5,694         --          62,682         996,249          32,097

Robert L. Ryan              1999    390,000          --                   --          55,850            --            22,533
  Senior Vice President and 1998    370,000          --        --         --         117,079            --            19,638
  Chief Financial Officer   1997    352,500          --        --         --          34,390        683,599           22,368

Bill K. Erickson            1999    325,000      83,556       925         --          43,554            --            19,245
  Senior Vice President &   1998    303,345      31,162       629         --          67,402        282,304           16,606
   President, Americas      1997    288,900     110,239       644         --          14,860        543,293           20,611

-----------------------

(1) Amounts payable by the Company in above-market interest under deferred compensation plan.

(2) "Bonus" column does not include fiscal 1999 cash bonus payments of $200,000, $325,725, $184,373 and $80,000 which Messrs. George, Nelson,
         Ryan and Erickson, respectively, elected to forego in order to receive stock options granted in lieu of part or all of their cash bonus compensation under the Management Incentive Plan. These stock options are included in the "Securities Underlying Options/SARs" column. See "Report of the Compensation Committee on Fiscal 1998 Executive Compensation - Stock Option Exchange Program."

(3) "Bonus" column does not include fiscal 1998 cash bonus payments of $200,000, $274,443, $165,841 and $75,000 which Messrs. George, Nelson,
         Ryan and Erickson, respectively, elected to forego in order to receive stock options granted in lieu of part or all of their cash bonus compensation under the Management Incentive Plan. These stock options are included in the "Securities Underlying Options/SARs" column. See "Report of the Compensation Committee on Fiscal 1999 Executive Compensation - Stock Option Exchange Program" and "Option/SAR Grants in Last Fiscal Year, " below.

(4) "Bonus" column does not include fiscal 1997 cash bonus payments of $100,000, $314,703, $196,390 and $40,000 which Messrs. Collins, Nelson,
         Ryan and Erickson, respectively, elected to forego in order to receive stock options granted in lieu of part or all of their cash bonus compensation under the Management Incentive Plan. These stock options are included in the "Securities Underlying Options/SARs" column. See "Report of the Compensation Committee on Fiscal 1999 Executive Compensation - Stock Option Exchange Program."

(5) Mr. George and Mr. Collins each received a special grant of 150,000 shares of restricted stock in August 1997. Dollar value of such stock is based on the fair market value on the date of grant. The stock vests 100% on a cliff basis five years after the date of grant. Dividend equivalents are paid on the stock. Aggregate shares of restricted stock held by named executive officers at 4/30/99 and the value of such shares on that date (based on a closing stock price of $71.9375 per share) are as follows: Mr. George and Mr. Collins each held 150,000 shares valued at $10,790,625.

(6) "LTIP Payouts" column does not include the value of cash and/or stock earned upon payment of performance share awards for the fiscal 1997-1999 performance cycle under the Company's long-term incentive plan of $1,350,790, $892,044, 892,044, $593,399 and $486,353 which
         Messrs. George, Collins, Nelson, Ryan and Erickson, respectively, elected to forgo in order to receive stock options granted in lieu of part or all of such compensation. Those stock options are included in the "Securities Underlying Options/SARs" column. See "Report of the Compensation Committee on Fiscal 1999 Executive Compensation - Performance Shares" and - "Stock Option Exchange Program."

(7) "LTIP Payouts" column includes the value of both cash and stock earned in fiscal 1998 under the Company's Performance Share program under the 1994 Stock Award Plan described in "Other Long-Term Incentive Awards" below. The stock for the fiscal 1998 payment was valued at $52.4875 per share. The column does not include the value of cash and/or stock earned upon payment of performance share awards for the fiscal 1996-1998 performance cycle under the Company's long-term incentive plan of $784,163, $200,000, $1,035,106, $701,810 and $282,304 which
         Messrs. George, Collins, Nelson, Ryan and Erickson, respectively, elected to forgo in order to receive stock options granted in lieu of part or all of such compensation. Those stock options are included in the "Securities Underlying Options/SARs" column. See "Report of the Compensation Committee on Fiscal 1999 Executive Compensation - Performance Shares" and - "Stock Option Exchange Program. "

(8) Amounts in this column for fiscal 1999 include the following: the Company contributed $4,144 in shares of Company stock under the employee stock ownership plan for each of the named executive officers for fiscal 1999; the Company contributed $7,776 to each of Messrs. George, Collins, Nelson, Ryan and Erickson, respectively, to match employee contributions under the 401(k) supplemental retirement plan; and the Company contributed $28,610, $23,595, $17,137, $10,613 and
         $7,325 to Messrs. George, Collins, Nelson, Ryan and Erickson, respectively, toward the right to receive shares of Company stock under the non-qualified supplemental benefit plan.

Option/SAR Grants in Last Fiscal Year

         The following table sets forth for each of the named executives the stock options granted by the Company in fiscal 1999 and the potential value of these stock options determined pursuant to Securities and Exchange Commission requirements. No stock appreciation rights were granted to the named executives in fiscal 1999.


                                                                             Potential Realizable Value at
                                                                             Assumed Annual Rates of
                        Individual Grants                                    Stock Price Appreciation
                        ---------------------------------------              For Option Term
                        Number of       % of Total                           -------------------------------------
                        Securities      Options/SARs  Exercise
                        Underlying      Granted to    Or Base
                        Options/SARs    Employees in  Price      Expiration  0%        5%            10%
Name                    (#)             Fiscal Year   ($/Sh)     Date        ($)       ($)(5)        ($)(5)
                        --------------  ------------  ---------  ----------  --------  ------------  -------------

W. W. George              35,260 (1)        1.1%      $63.81255    10/28/08  0           $1,417,518    $3,577,546
                            6,597(2)        0.2         75.1875    04/28/09  0              312,488       788,659
                           11,121(3)        0.4         71.9375    05/01/09  0              504,011     1,272,027
                           75,110(4)        2.4         71.9375    05/01/09  0            3,404,032     8,591,129

A. D. Collins, Jr          35,260(1)        1.1         63.8125    10/28/08  0            1,417,518     3,577,546
                            5,328(2)        0.2         75.1875    04/28/09  0              252,377       636,952
                           49,602(4)        1.6         71.9375    05/01/09  0            2,247,994     5,673,508

G. D. Nelson, M.D          31,342(1)        1.0         63.8125    10/28/08  0            1,260,007     3,180,018
                            4,576(2)        0.1         75.1875    04/28/09  0              216,757       547,052
                           18,112(3)        0.6         71.9375    05/01/09  0              820,847     2,071,662
                           49,602(4)        1.6         71.9375    05/01/09  0            2,247,994     5,673,508

R. L. Ryan                  9,403(1)        0.3         63.8125    10/28/08  0              378,018       954,046
                            3,199(2)        0.1         75.1875    04/28/09  0              151,531       382,434
                           10,252(3)        0.3         71.9375    05/01/09  0              464,627     1,172,630
                           32,996(4)        1.0         71.9375    05/01/09  0            1,495,399     3,774,103

B. K. Erickson              9,403(1)        0.3         63.8125    10/28/08  0              378,018       954,046
                            2,658(2)        0.1         75.1875    04/28/09  0              125,904       317,759
                            4,449(3)        0.1         71.9375    05/01/09  0              201,631       508,879
                           27,044(4)        0.9         71.9375    05/01/09  0            1,225,651     3,093,310

-----------------------

(1) These stock options granted to the named executive officers have an exercise price equal to the fair market value on the date of grant and vest annually in 25% increments.

(2) These stock options were granted in exchange for the elimination of a senior officer Postretirement Survivor Benefit Plan. The options vest 100% on a cliff basis at the earlier of the officer's earliest possible retirement date or eight years after the date of grant.

(3) These stock options were granted in lieu of all or part of the cash compensation earned for fiscal 1999 under the Company's annual incentive plan. Because the executives elected to forego cash compensation to receive the options, which were granted on 5/01/99, the options are 100% vested at grant. See "Report of the Compensation Committee on Fiscal 1999 Executive Compensation - Stock Option Exchange Program. "

(4) These stock options were granted in lieu of all or part of the cash and/or stock compensation earned upon payment of performance share awards for the fiscal 1997-1999 performance cycle under the Company's long-term incentive plan. Because the executives elected to forego cash and/or stock compensation to receive the options, which were granted on 5/01/99, the options are 100% vested at grant. See "Report of the Compensation Committee on Fiscal 1999 Executive Compensation - Stock Option Exchange Program. "

(5) The hypothetical potential appreciation shown in these columns reflects the required calculations at annual rates of 5% and 10% set by the Securities and Exchange Commission, and therefore is not intended to represent either historical appreciation or anticipated future appreciation of the Company's Common Stock price.

Aggregated Option/SAR Exercises In Last Fiscal Year

         And Fiscal Year-End Option/SAR Values

         The following table sets forth for each of the named executive officers the value realized from stock options exercised during fiscal 1999 and the number and value of exercisable and unexercisable stock options and stock appreciation rights held at April 30, 1999.

                                                             Number of
                                                             Securities Underlying
                                                             Unexercised             Value of
                                                             Options/SARs            Unexercised In-the-Money
                                                             at Fiscal               Options/SARs at
                                                             Year-End (#)            Fiscal Year-End ($)(1)
                                Shares       Value           ---------------------   ------------------------
                                Acquired     Realized        Exercisable/            Exercisable/
Name                            on Exercise  ($)             Unexercisable           Unexercisable
----------------------------    -----------  --------------  ----------------------  ----------------------------

W. W. George(2).............       400,000     $25,840,620    740,756/551,165          $35,667,190/$21,537,142
A. D. Collins, Jr...........             0               0    482,135/359,979           24,682,899/9,528,779
G. D. Nelson, M.D. (3)......             0               0    657,846/162,521           28,530,715/4,270,846
R. L. Ryan..................        26,624       1,573,729    326,144/83,739            12,529,329/2,488,658
B. K. Erickson .............        70,884       4,062,034    205,127/64,911             8,973,368/1,950,627

-----------------

(1) Value of unexercised in-the-money options is determined by multiplying the difference between the exercise price per share and $71.9375, the closing price per share on 4/30/99, by the number of shares subject to such options. Amounts include stock options granted on 5/01/99 in lieu of cash compensation earned for fiscal 1999 under the Company's annual incentive plan and cash and/or stock compensation earned upon payment of performance share awards for the fiscal 1997-1999 performance cycle under the Company's Performance Share Program under the 1994 Stock Award Plan. See "Report of the Compensation Committee on Fiscal 1999 Executive Compensation - Stock Option Exchange Program."

(2) Includes exercisable options to purchase an aggregate of 62,386 shares transferred to members of Mr. George's immediate family.

(3) Includes exercisable options to purchase an aggregate of 98,835 shares transferred to members of Dr. Nelson's immediate family.

Other Long-Term Incentive Awards

         The following table sets forth the number of performance share units granted to each of the named executives in fiscal 1999 under the Company's 1994 Stock Award Plan and the performance-based award formula under such Plan.

Long-Term Incentive Plans -- Awards in Last Fiscal Year(1)

                                                                             Estimated Future Payouts
                                                                             Under Non-Stock Price
                                                                             Based-Plans
                                        Number of                            -------------------------------------
                                        Shares, Units   Performance or
                                        or Other        Other Period
                                        Rights          Until Maturation     Threshold     Target      Maximum
Name                                    (#)             or Payout            (#)           (#)         (#)
-----                                   -------------   ----------------     ---------     ------      -------
W. W. George..........................  7,621           5/1/98-4/30/01         1,525        7,621       13,718
A. D. Collins, Jr.....................  6,669           5/1/98-4/30/01         1,334        6,669       12,005
G. D. Nelson, M.D.....................  5,049           5/1/98-4/30/01         1,010        5,049        9,089
R. L. Ryan............................  2,973           5/1/98-4/30/01           595        2,973        5,352
B. K. Erickson .......................  2,477           5/1/98-4/30/01           496        2,477        4,459

---------------------

(1) Payout of awards is based on achieving specified levels of designated performance objectives during a three-year performance cycle. Payout can range from 0% to 180% of units granted, with 20% and 180% as the threshold and maximum payouts, respectively. Payout of 100% of the units granted represents the target payout. Awards are payable at least 50% in Common Stock, with the remainder paid in cash or Common Stock at the discretion of the Compensation Committee. The value of an award is determined when it is earned based on the average fair market value per share for the last 20 trading days of the performance cycle. The Company offers a program which allows executives to receive stock options in lieu of some or all of the cash and/or stock compensation earned upon payment of performance share awards. See "Report of the Compensation Committee on Fiscal 1999 Executive Compensation - Performance Shares" above.

Pension Plan

         The Company's pension plan is a defined benefit, tax qualified retirement plan covering most U.S. employees and generally provides 40% of the average of the highest five consecutive years of compensation (including certain incentive compensation) in the final ten years of service, offset by a Social Security allowance as published each year by the Internal Revenue Service. The table below illustrates the annual benefits payable to participants who retire at age 65 with the indicated years of service with Medtronic and with the indicated five-year highest average annual compensation. The benefits have been calculated on a 50% joint and survivor annuity basis. The compensation considered in determining the pensions payable to the below-named executive officers is the compensation shown in the "Salary" and "Bonus" columns of the Summary Compensation Table on page __.

                           Years of Service with the Company
     Five-Year Average     ---------------------------------------------------
     Annual
     Compensation(1)         15        20         25        30         35
     --------------------- --------  ---------  --------  ---------  ---------

             $200,000       $33,878    $45,171   $56,463    $67,756    $72,331
              400,000        70,478     93,971   117,463    140,956    150,106
              600,000       107,078    142,771   178,463    214,156    227,881
              800,000       143,678    191,571   239,463    287,356    305,656
            1,000,000       180,278    240,371   300,463    360,556    383,431
            1,200,000       216,878    289,171   361,463    433,756    461,206
            1,400,000       253,478    337,971   422,463    506,956    538,981

------------------------

(1) Calculated by considering a participant's compensation levels during the ten-year period immediately preceding retirement. The credited years of service (rounded to the nearest whole year) for the executive officers named in the Summary Compensation Table were as follows at April 30, 1999: W.W. George, 10 years; A.D. Collins, Jr., 7 years; G.D. Nelson, 13 years; R.L. Ryan, 6 years; and B. K. Erickson, 28 years.

         Certain limitations on the amount of benefits under the Company's tax qualified retirement plan were imposed by the Employee Retirement Income Security Act of 1974 ("ERISA") and Tax Reform Act of 1986 ("TRA"). The Company's non-qualified supplemental benefit plan provides for the restoration of benefits to officers who may be affected by those limitations so that, in general, total benefits will be equal to the level of benefits which would have been payable under the Company's pension plan and Employee Stock Ownership Plan but for the ERISA and TRA limitations or for the fact that the executive has elected to defer compensation under the Company's deferred compensation programs. The amounts shown in the pension plan table above reflect the additional retirement benefits provided under the non-qualified supplemental benefit plan.


Employment and Change in Control Arrangements

         Change in Control Arrangements. The executive officers of the Company, including those named in the Summary Compensation Table, have change in control agreements (the "Agreements") with the Company. The Agreements operate only upon the occurrence of a "change in control" as described below. Absent a "change in control" the Agreements do not require the Company to retain the executives or to pay them any specified level of compensation or benefits.

         Each Agreement provides that for three years after a "change in control" there will be no adverse change in the executive's salary, bonus, opportunity, benefits or location of employment. If during this three-year period the executive's employment is terminated by the Company other than for cause, or if the executive terminates his employment for good reason (as defined in the Agreements, and including compensation reductions, demotions, relocation and excess travel), or voluntarily during the 30-day period following the first anniversary of the "change in control, " the executive is entitled to receive an accrued salary and annual incentive payment through the date of termination and, except in the event of death or disability, a lump sum severance payment ("Lump Sum Payment") equal to three times (two times in the event of termination by the executive in the aforementioned 30-day period) the sum of his base salary and annual bonus (and certain insurance and other welfare plan benefits). Further, an additional payment ("gross-up") is required in an amount such that after the payment of all taxes, income and excise, the executive will be in the same after-tax position as if no excise tax under the Internal Revenue Code had been imposed.

         Generally, and subject to certain exceptions, a "change in control" is deemed to have occurred if: (a) a majority of Medtronic's Board of Directors becomes comprised of persons other than persons for whose election proxies have been solicited by the Board, or who are then serving as directors appointed by the Board to fill vacancies caused by death or resignation (but not removal) of a director or to fill newly created directorships; (b) another party becomes the beneficial owner of at least 30% of Medtronic's outstanding voting stock; or (c) Medtronic's shareholders approve a definitive agreement or plan to merge or consolidate Medtronic with another party (other than certain limited types of mergers), exchange shares of voting stock of Medtronic for shares of another corporation pursuant to a statutory exchange, sell or otherwise dispose of all or substantially all of Medtronic's assets, or liquidate or dissolve Medtronic.

         In addition, events substantially identical to those described above also constitute a "change in control" under certain of the Company's compensation plans. If a "change in control" of the Company occurs, awards under the Company's Management Incentive Plan will accelerate and, subject to certain limitations set forth in the plan, each participant will be entitled to a final award based on certain assumptions as to target performance and salary. The Company's stock award plans and agreements thereunder provide that in the event of a "change in control" of the Company, all restrictions under outstanding restricted stock awards shall immediately lapse and the restricted stock period with respect to all such shares shall be deemed to have expired, and performance share awards shall vest immediately in a pro rata amount based on the portion of the performance period elapsed prior to the "change in control" and certain assumptions as to the anticipated performance which would have been achieved during the applicable performance period.

         The Company's stock award plans and agreements thereunder also provide for or permit acceleration of the exercisability of outstanding stock options upon the occurrence of certain events (such as certain tender offers or exchange offers for the Company's stock, certain changes in control of the Company, a merger or consolidation of the Company with another entity, or a sale of substantially all of the Company's assets or certain plans therefor) or at the discretion of the Board of Directors. Limited stock appreciation rights ("Limited Rights") granted under the stock option plans are exercisable, with certain limitations, at any time within the thirty-day period following a "change in control" of Medtronic. Upon exercise of Limited Rights, the holder is entitled to receive an amount in cash for each share with respect to which the Limited Rights are exercised equal to the difference between the option exercise price per share of stock covered by the underlying option and the fair market value per share as of the date of exercise. If Limited Rights are exercised, the underlying option will no longer be exercisable to the extent of the number of shares with respect to which the Limited Rights were exercised.

         If a "change in control" occurs, subject to certain limitations, Medtronic's contributions to the employee stock ownership plan for that year will equal the greater of Medtronic's target percentage contribution (currently 2.5% of aggregate covered employee compensation in fiscal 1999) or, if a "change in control" occurs after the first quarter of a plan year, the percentage contribution Medtronic would have made upon completion of the plan year based on performance as most recently projected by Medtronic prior to the "change in control" and disregarding the effects of the "change in control. " If a "change in control" occurs during a plan year, subject to certain limitations, Medtronic's matching contribution to the 401(k) supplemental retirement plan shall equal the greater of Medtronic's target percentage matching contribution (currently 75% of the first 6% of a participant's contribution in fiscal 1999), or if the "change in control" occurs after the first quarter of a plan year, the percentage contribution Medtronic would have made upon completion of the plan year based on performance as most recently projected by Medtronic prior to the "change in control" and disregarding the effects of the "change in control. "

         Other Employment Arrangements. In anticipation of Mr. George's plan to relinquish the role of CEO after ten years, the Board in November 1997 entered into a letter agreement with A.D. Collins, Jr. in order to ensure his availability as successor to the chief executive officer position. The agreement provides that if Mr. Collins is not named chief executive officer by May 1, 2001, he may terminate employment and will receive severance benefits, and his outstanding stock awards will accelerate and vest in full, all to the same extent as if a change in control had occurred as provided in his change in control agreement and the Company's plans, as discussed above. See "Change in Control Arrangements" above.

              APPROVAL TO AMEND RESTATED ARTICLES OF INCORPORATION
                  TO INCREASE AUTHORIZED SHARES OF COMMON STOCK

General

         At present, Medtronic's Restated Articles of Incorporation authorize the issuance of 800,000,000 shares of Common Stock, $.10 par value per share, and 2,5000,000 shares of Preferred Stock, $1.00 par value per share. At July 2, 1999 __________ shares of Common Stock were outstanding and __________ shares of Common Stock were authorized but unissued. Of these unissued shares, approximately __________ were reserved for issuance pursuant to the Company's stock award and other employee benefit plans. Accordingly, at July 2, 1999, there were approximately __________ shares of Common Stock available for general corporate purposes. No shares of Preferred Stock were outstanding at such date.

         The Board of Directors recommends that the authorized number of shares of Common Stock be increased from 800,000,000 to 1,600,000,000. Such increase, if approved, will be effected by amending Section 3.1 of Article 3 of Medtronic's Restated Articles of Incorporation to increase the authorized shares of the Company to 1,602,500,000, consisting of 1,600,000,000 shares of Common Stock and 2,500,000 shares of Preferred Stock. The full text of the proposed amended Section 3.1 is set forth in Appendix A hereto.

         The Board desires to increase the number of authorized shares of Common Stock to give the Board flexibility to declare stock dividends or stock splits at such times as the Board may deem appropriate (based upon the number of shares of Common Stock outstanding and the number reserved for issuance at this time, the Company does not have sufficient authorized shares of Common Stock to effect a two-for-one stock dividend or stock split); to give the Board flexibility to make acquisitions using stock; to adopt additional employee benefit plans or increase the shares available under existing plans; to raise equity capital or to use the additional shares for other general corporate purposes. Aside from shares currently reserved for issuance under employee benefit plans, the Board has not authorized the issuance of any additional shares, and there are no current agreements or commitments for the issuance of any additional shares.

         Shareholders of the Company have no preemptive rights with respect to the Common Stock and Preferred Stock for the Company. If this proposed amendment is adopted, the additional authorized shares of Common Stock will be available for issuance from time to time at the discretion of the Board without further action by the shareholders, except where shareholder approval is required by stock exchange requirements or to obtain favorable tax treatment for certain employee benefit plans. Although an increase in the authorized shares of common stock could, under certain circumstances, also be construed as having an anti-takeover effect (for example, by diluting the stock ownership of a person seeking to effect a change in the composition of the Board of Directors or contemplating a tender offer or other transaction for the combination of the Company with another company), the Company is not proposing this amendment to the Restated Articles of Incorporation in response to any effort to accumulate the Company's stock or to obtain control of the Company by means of a merger, tender offer, or solicitation in opposition to management.

Voting Requirements and Recommendation

         Approval of this amendment to the Company's Restated Articles requires the affirmative vote of a majority of the shares of Common Stock of the Company present in person or by proxy and entitled to vote on this item at the Annual Meeting. Proxies solicited by the Board of Directors will be voted for approval of the amendment unless shareholders specify otherwise in their proxies.

         For this purpose a shareholder voting through a proxy who abstains with respect to approval of the amendment is considered to be present and entitled to vote on the approval for the amendment at the Meeting, and is in effect a negative vote; but a shareholder (including a broker) who does not give authority to a proxy to vote, or withholds authority to vote, on the approval of the amendment shall not be considered present and entitled to vote on the proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ADOPTION OF THIS AMENDMENT TO THE COMPANY'S RESTATED ARTICLES OF INCORPORATION.

                     REAPPROVAL OF PERFORMANCE CRITERIA FOR
                            MANAGEMENT INCENTIVE PLAN

Background

         In April 1999, the Board of Directors approved, subject to shareholder approval, the material terms of the performance criteria for the Company's Management Incentive Plan ("MIP") so that performance-based bonuses paid under the MIP continue to qualify for deduction under Section 162(m) of the Internal Revenue Code of 1986. Code section 162(m) limits the annual federal tax deduction for compensation paid to the Company's chief executive officer and the other four most highly compensated executive officers (the "Covered Employees") to $1,000,000. Certain performance-based compensation is excluded from this limitation, and the MIP has been designed to comply with that exception.

         Currently, the tax regulations provide that, every five years, the Company's shareholders must approve the material terms of the performance criteria specified in the MIP and which the Compensation Committee may establish for annual bonuses payable to Covered Employees. The MIP was last approved by the shareholders at the Company's 1994 annual meeting. Accordingly, the material terms of the performance criteria specified in the MIP, as amended by the Board, are being presented to the shareholders for approval at the 1999 annual meeting.

Purpose

         The MIP is designed to motivate officers and other key employees to achieve the Company's operating goals by providing the opportunity for incentive compensation in addition to annual salaries. The MIP is also designed to promote the accomplishment of management's primary annual objectives as reflected in the Company's annual operating plan, in the various business unit annual operating plans and in the objectives established by management for employees, and to recognize the achievement of these objectives through the payment of incentive compensation.

Eligibility

         Eligible employees include executive officers, heads of key staff functions, heads of operating business units and other major contributors to business unit or corporate results. Each year, the Compensation Committee will select those Covered Employees who may participate in the MIP. Other participants will be selected by the chief executive officer.

Performance Criteria

         At the beginning of each year, each participant, including Covered Employees, are assigned to a specific participation category. The range of potential awards to participants under the MIP is stated as percentages of each participant's salary. If minimum performance objectives are met or exceeded, actual awards will fall within a scale ranging from designated minimum awards to designated target awards to designated maximum awards. The designated target award for each participation category is referred to as the "Target Award Percentage."

         Each participant, including Covered Employees, is also assigned to a specified performance category, which will set forth the weighted combinations of performance factors to be considered in connection with the award. Such factors may be one or a combination of the performance of the participant individually, as part of a team or as a member of management, the participant's division or other business unit, and the Company as a whole. Performance categories for Covered Employees will be based solely on one or any combination of two or more of the following factors: revenue; revenue per employee; earnings before income tax (profit before taxes); earnings before interest and income tax; net earnings (profit after taxes); earnings per employee; tangible, controllable or total asset turnover; earnings per share; operating income; total shareholder return; market share; return on equity; before- or after-tax return on net assets; distribution expense; inventory turnover or economic value added (economic profit); and such criteria may relate to one or any combination of two or more of corporate, group, unit, division, affiliate or individual performance.

         At the beginning of each year, the Committee will establish objectives by which performance during the year will be measured, and each objective will have a stated target. At the end of the year, the degree of achievement for each objective will be expressed as a percentage of the stated target.

         At the beginning of each year, the Committee will also establish a minimum threshold level of financial objectives which the Company must achieve before awards may be paid under the MIP. If those minimum threshold objectives are not met, no awards will be paid to participants, including Covered Employees, regardless of whether other objectives have been met. Similar minimum thresholds may be established for a business unit.

Determination of Final Awards

         Final awards will equal the sum of the corporate financial portion, the unit financial portion and the management portion as determined under the terms of the MIP. Each portion is the product of the participant's salary; the Target Award Percentage for the participant's Participation category; the financial percentage under the performance category; and the corporate performance, unit financial or management score, as the case may be. No Covered Employee may receive an award in excess of $3,000,000 (increased from $2,000,000 effective April 30, 1999).

Voting Requirements and Recommendation

         Approval of the material terms of MIP's performance criteria requires the affirmative vote of a majority of the shares of the Company's Common Stock present in person or by proxy and entitled to vote on this item at the Annual Meeting. Proxies solicited by the Board of Directors will be voted for approval of the MIP, unless shareholders specify otherwise in their proxies.

         For this purpose, a shareholder voting through a proxy who abstains with respect to approval of the material terms of the performance criteria of the MIP is considered to be present and entitled to vote on the approval of the MIP at the Annual Meeting, and is in effect a negative vote, but a shareholder (including a broker) who does not give authority to a proxy to vote, or withholds authority to vote, on the approval of the MIP shall not be considered present and entitled to vote on the proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE MATERIAL TERMS OF THE PERFORMANCE CRITERIA OF THE MANAGEMENT INCENTIVE PLAN.

                     REAPPROVAL OF PERFORMANCE CRITERIA FOR
                         PERFORMANCE SHARE AWARDS UNDER
                              1994 STOCK AWARD PLAN

Background

         In April 1999, the Board of Directors approved, subject to shareholder approval, the material terms of the performance criteria for performance share awards under the Company's 1994 Stock Award Plan ("the 1994 Plan") so that such awards continue to qualify for deduction under Section 162(m) of the Internal Revenue Code of 1986. Code Section 162(m) limits the annual federal tax deduction for compensation paid to the Company's chief executive officer and the other four most highly compensated executive officers (the "Covered Employees") to $1,000,000. Certain performance-based compensation is excluded from this limitation, and the performance share awards under the 1994 Plan have been designed to comply with that exception.

         Currently, the tax regulations provide that, every five years, the Company's shareholders must approve the material terms of the performance criteria specified in the 1994 Plan for performance share awards and which the Compensation Committee may establish for awards granted to Covered Employees. The performance criteria specified in the 1994 Plan was last approved by the shareholders at the Company's 1994 annual meeting. Accordingly, the material terms of the performance criteria specified in the 1994 Plan, as amended by the Board, are being presented to the shareholders for approval at the 1999 meeting.

Purpose

         The purpose of the 1994 Plan is to motivate key personnel to produce a superior return to the Company's shareholders by offering such individuals an opportunity to realize stock appreciation, by facilitating stock ownership and by rewarding them for achieving a high level of corporate performance. The 1994 Plan is also intended to facilitate recruiting and retaining key personnel of outstanding ability.

Eligibility and Number of Shares

         All employees of the Company and its affiliates are eligible for performance share awards under the 1994 Plan. The Compensation Committee will select those employees, including Covered Employees, who may receive performance share awards. No employee may receive performance shares relating to more than 680,000 shares (as adjusted for stock splits) over a five-year period.

Performance Criteria

         Performance shares entitle the recipient to payment in amounts determined by the Committee upon the achievement of specified performance targets during a specified term. For Covered Employees, such performance targets will consist of one or any combination of two or more of the following factors: revenue; revenue per employee; earnings before income tax (profit before taxes); earnings before interest and income tax; net earnings (profit after taxes); earnings per employee; tangible, controllable or total asset turnover; earnings per share; operating income; total shareholder return; market share; return on equity; before- or after-tax return on net assets; distribution expense; inventory turnover or economic value added (economic profit); and such criteria may relate to one or any combination of two or more of corporate, group, unit, division, affiliate or individual performance. The value in dollars is determined when the award is earned based on the average fair market value per share for the last 20 trading days of the performance cycle.

         Payments with respect to performance share awards may be paid in cash, shares of the Company's Common Stock or a combination of cash and Common Stock as determined by the Compensation Committee. Subject to the limit described above, at least 25% of the value of vested performance shares must be distributed in the form of stock (or such higher percentage as the Committee may from time to time determine, which is currently 50%).

Voting Requirements and Recommendation

         Approval of the performance criteria for performance share awards under the 1994 Plan requires the affirmative vote of a majority of the shares of the Company's Common Stock present in person or by proxy and entitled to vote on this item at the Annual Meeting. Proxies solicited by the Board of Directors will be voted for approval of such performance criteria, unless shareholders specify otherwise in their proxies.

         For this purpose, a shareholder voting through a proxy who abstains with respect to approval of the material terms of the performance criteria for performance share awards under the 1994 Plan is considered to be present and entitled to vote on the approval of such performance criteria at the Annual Meeting, and is in effect a negative vote, but a shareholder (including a broker) who does not give authority to a proxy to vote, or withholds authority to vote, on the approval of the performance criteria shall not be considered present and entitled to vote on the proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE MATERIAL TERMS OF THE PERFORMANCE CRITERIA FOR PERFORMANCE SHARE AWARDS UNDER THE 1994 STOCK AWARD PLAN


                        APPROVAL OF SELECTION OF AUDITORS

         Upon recommendation of its Audit Committee, Medtronic's Board has selected PricewaterhouseCoopers LLP, certified public accountants, as independent auditors for Medtronic for the fiscal year ending April 30, 2000. That firm has acted as independent auditors for Medtronic for more than 20 years, and the Board considers it highly qualified. Although it is not required to do so, the Board of Directors wishes to submit the selection of PricewaterhouseCoopers LLP for shareholders' approval at the Meeting. If the shareholders do not give approval, the Board will reconsider its selection.

         Representatives of PricewaterhouseCoopers LLP will be present at the Meeting, will have the opportunity to make a statement if they desire and will be available to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THIS APPOINTMENT.

                                     GENERAL

         The costs of soliciting proxies will be borne by Medtronic, including the reimbursement to record holders of their expenses in forwarding proxy materials to beneficial owners. Directors, officers and regular employees of Medtronic, without extra compensation, may solicit proxies personally or by mail, telephone, fax, telex, telegraph or special letter.

         Medtronic has retained ChaseMellon Shareholder Services, L.L.C., a firm that provides professional proxy soliciting services, to aid in the solicitation of proxies for a fee of $9,500 plus reimbursement for certain out-of-pocket expenses.

         Shareholder proposals for consideration at the Company's 2000 Annual Meeting (anticipated date August 24, 2000) must follow the procedures set forth in Rule 14a-8 under the Securities Exchange Act of 1934 and the Company's Restated Articles of Incorporation. To be timely under Rule 14a-8, shareholder proposals must be received by the Company by March 23, 2000 in order to be considered for inclusion in the Company's Proxy Statement. Under the Company's Restated Articles of Incorporation, if a shareholder plans to bring an item of business before a meeting of shareholders, the shareholder must notify the Company not less than 50 days nor (except for shareholder proposals subject to Rule 14a-8) more than 90 days prior to the meeting, provided, however, that if less than 60 days notice of the meeting date is given, notice by the shareholder to be timely must be received not later than the close of business on the 10th day following the day on which notice of the meeting date is mailed or public disclosure of such date was made. If the Company does not receive notice of a shareholder proposal within the time requirements set forth in the Restated Articles of Incorporation, then the Company will not be required to present such proposal at the 2000 Annual Meeting of Shareholders. The proposals must also comply with all applicable statutes and regulations.

         Medtronic's 1999 Annual Shareholders Report, including financial statements, is being sent to shareholders of record as of July 2, 1999, together with this Proxy Statement.

MEDTRONIC WILL FURNISH TO SHAREHOLDERS WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED APRIL 30, 1999, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, UPON RECEIPT OF WRITTEN REQUEST ADDRESSED
TO: INVESTOR RELATIONS DEPARTMENT, MEDTRONIC, INC., 7000 CENTRAL AVENUE N.E., MINNEAPOLIS, MINNESOTA 55432.

         The Board of Directors knows of no other matters to be presented at the Annual Meeting. If any other business properly comes before the Annual Meeting or any adjournment thereof, the proxies will vote on that business in accordance with their best judgment.

                                          By Order of the Board of Directors,



                                          Ronald E. Lund, Secretary
                                          MEDTRONIC, INC.

                                   APPENDIX A

   PROPOSED AMENDMENT TO ARTICLE 3, SECTION 3.1 OF MEDTRONIC, INC.'S RESTATED
                           ARTICLES OF INCORPORATION

(Language to be added to the text has been underlined and language to be deleted has been enclosed in brackets"[ ]").

3.1 Authorized Shares; Establishment of Classes and Series. The aggregate number of shares the corporation has authority to issue shall be 1,602,500,000 [802,500,000] shares, which shall consist of 1,600,000,000 [800,000,000] shares of Common Stock with a par value of $.10 per share, and 2,500,000 shares of Preferred Stock with a par value of $1.00 per share. The Board of Directors is authorized to establish from the shares of Preferred Stock, by resolution adopted and filed in the manner provided by law, one of more classes of series of Preferred Stock, and to set forth the designation of each such class or series and fix the relative rights and preferences of each such class or series of Preferred Stock, including, but not limited to, fixing the relative voting rights, if any, of each class or series of Preferred Stock to the full extent permitted by law. Holders of Common Stock shall be entitled one vote for each share of Common Stock held of record.

[LOGO] MEDTRONIC


                                 MEDTRONIC, INC.
                        ANNUAL MEETING - August 25, 1999


The undersigned appoints WILLIAM W. GEORGE and RONALD E. LUND, and each of them, as Proxies, each with the power to appoint his substitute, to represent and vote, as designated below, all shares of the undersigned at the 1999 Annual Meeting of Shareholders of Medtronic, Inc. at the Medtronic, Inc. Corporate Center at its Rice Creek facility, 7000 Central Avenue N.E., Minneapolis (Fridley), Minnesota, at 10:30 a.m., Central Daylight Time, on Wednesday, August 25, 1999, and at any adjournment thereof.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS, MEDTRONIC, INC.




              (CONTINUED, AND TO BE SIGNED AND DATED ON OTHER SIDE)



[LOGO] MEDTRONIC
                          VOTE BY TELEPHONE OR INTERNET
                          QUICK *** EASY *** IMMEDIATE                 COMPANY #
                                                                       CONTROL #

Your telephone or internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, dated, signed and returned your proxy card. The deadline for telephone or internet voting is noon (ET), August 19, 1999.

TELEPHONE VOTING INSTRUCTIONS: Using a TOUCH-TONE telephone, dial
1-800-240-6326. Listen to the recorded instructions, use the Company number and the Control number printed in the box in the upper right corner of this proxy card to access the system, and use your telephone keypad to vote. Please make sure you stay on the line until you receive a confirmation of your vote.

INTERNET VOTING INSTRUCTIONS: Access the World Wide Web site "http://www._____" and follow the instructions posted on the web site, using the Company number and the Control number printed in the box in the upper right corner of this proxy card.

                           -- THANK YOU FOR VOTING --

        IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL BACK YOUR PROXY


                  THE BOARD OF DIRECTORS RECOMMENDS VOTES FOR:

1. Set board size at fourteen members and elect four Class I Directors for three-year terms:

         Nominees:   (01) Glen D. Nelson, M.D.      (02) Jean-Pierre Rosso
                     (03) Jack W. Schuler, and      (04) Gerald W. Simonson

                     [ ]  FOR all nominees    [ ]   WITHHOLD from all nominees

         To withhold authority to vote for any nominee(s),
         write the number(s) of the nominee(s) in the box to the right.  [     ]

2. To approve an amendment to the Company's Restated Articles of Incorporation to increase the number of shares of Common Stock the Company is authorized to issue.

                  [ ] For           [ ] Against               [ ] Abstain

3. To reapprove the performance criteria for the Company's Management Incentive Plan.

                  [ ] For           [ ] Against               [ ] Abstain

4.       To reapprove the performance criteria for the Company's 1994 Stock
         Award Plan.

                  [ ] For           [ ] Against               [ ] Abstain

5. Approve appointment of PricewaterhouseCoopers LLP as independent auditors.

                  [ ] For           [ ] Against               [ ] Abstain

         [ ] Mark here for address change and note below.

                                    Date __________________________, 1999


                                    ___________________________________________
                                    PLEASE DATE AND SIGN ABOVE exactly as name appears, indicating, if appropriate, official position or representative capacity. If stock is held in joint tenancy, each joint owner should sign.


                                 MEDTRONIC, INC.

                                 Annual Meeting
                                 Medtronic, Inc.
                                Corporate Center
                               Rice Creek Facility
                              7000 Central Ave N.E.
                        Minneapolis (Fridley), Minnesota

                                 August 25, 1999
                        10:30 A.M., CENTRAL DAYLIGHT TIME

                                                                   ATTACHMENT A

                                 MEDTRONIC, INC.
                            MANAGEMENT INCENTIVE PLAN
                       (AMENDED EFFECTIVE APRIL 29, 1994)

                                 I. PURPOSES

This Medtronic, Inc. Management Incentive Plan is effective as of April 29, 1994 (the "Plan") and amends and restates in its entirety the existing Restated Medtronic, Inc. Management Incentive Plan originally adopted May 1, 1977 and most recently restated June 27, 1991. The Plan is designed to motivate officers and other key employees to achieve the Company's operating goals by providing the opportunity for incentive compensation in addition to annual salaries. The Plan is also designed to promote the accomplishment of management's primary annual objectives as reflected in the Company's annual operating plan, in the various business unit annual operating plans, and in the objectives established by management for employees, and to recognize the achievement of management's objectives through the payment of incentive compensation.

It is not the purpose of this Plan to reward employees for consistent performance of primary job responsibilities, nor to assure the payment of fixed salaries comparable in amount to those paid by similar companies, nor to recognize achievements related to successful daily performance on the job, all of which are intended to be identified, recognized, and rewarded through the Company's ongoing administration of base salaries.

The Company intends that all amounts paid to Covered Employees under this Plan should qualify as deductible "performance-based compensation" under Section 162(m) of the Code, and the Plan shall be interpreted in accordance with this intent.

                               II. DEFINITIONS

2.01 DEFINITIONS. As used in the Plan:

(a) "Affiliate" shall mean any corporation that is a "parent corporation" or "subsidiary corporation" of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, or any successor provision, and any joint venture in which the Company or any such "parent corporation" or "subsidiary corporation" owns an equity interest.

(b) "Board of Directors" or "Board" shall mean the Board of Directors of the Company.

(c) "Chief Executive Officer" shall mean the person duly elected by the Board to the office of Chief Executive Officer of the Company.

(d) "Code" shall mean the Internal Revenue Code of 1986, as amended and in effect from time to time, or any successor statute.

(e) "Committee" shall mean the Compensation Committee of the Board of Directors, which shall consist of members of the Board who are not employees and who are not eligible for participation in this Plan.

(f) "Company" shall mean Medtronic, Inc., its Affiliates and their successors and assigns.

(g) "Covered Employee" shall mean any Employee who is a "covered employee" as defined in section 162(m) of the Code.

(h) "Employee" shall mean any employee of the Company, whether or not an officer or member of the Board, but excluding any temporary employee and any person serving the Company only in the capacity of a member of the Board.

(i) "Participant" shall mean an Employee who has been selected in accordance with the Plan's terms by the Committee or the Chief Executive Officer for participation in this Plan.

(j) "Participation Categories" shall mean those categories which specify the range of plan awards, one of which categories will be assigned to each Plan Participant. The Participation Categories may be redesignated or revised (such as by establishing more or fewer categories or by changing the percentages of salary ranges applicable to a category) from time to time at or prior to the commencement of an applicable Plan Year by the Committee or, except as otherwise provided in Sections 3.02 and 3.03, by the Chief Executive Officer if such administrative responsibility has been delegated to such officer by the Committee.

(k) "Performance Categories" shall mean those financial and management objective-based categories for performance measurement specified in Section 4.05 hereof.

(l) "Plan Year" shall mean the applicable fiscal year of the Company.

(m) "Salary" shall mean the direct gross (as opposed to taxable) compensation earned by a Participant as base salary during the Plan Year, excluding any and all commissions, bonuses, incentive payments for the current Plan Year or prior Plan Years and other similar payments.

(n) "Subsidiary" means a "subsidiary corporation," as that term is defined in
Section 424(f) of the Code, or any successor provision.

Certain other terms used in the Plan shall have the meanings ascribed to such terms in the text of the Plan.

                       III. ADMINISTRATION OF THE PLAN

3.01 COMMITTEE OVERSIGHT. The Committee will administer the Plan by majority vote. The Committee may establish such rules and regulations as it deems necessary for the Plan and its interpretation. In addition, the Committee may make such determinations and take such actions in connection with the Plan as it deems necessary. Each determination made by the Committee in accordance with the provisions of the Plan will be final, binding and conclusive. The Committee may rely on the financial statements certified by the Company's independent public accountants.

3.02 CHIEF EXECUTIVE OFFICER'S OVERSIGHT. Except as provided in Section 3.03, the Committee may delegate some or all of its administrative powers and responsibilities under the Plan to the Chief Executive Officer for Employees other than any Covered Employee. The Chief Executive Officer may make such determinations and take such actions within the scope of such delegation and as otherwise provided in the Plan as he deems necessary. Each such determination made by the Chief Executive Officer will be final, binding and conclusive. The Chief Executive Officer may rely on the financial statements certified by the Company's independent public accountants. Unless the Committee determines otherwise, the Committee shall be treated as delegating its authority to the Chief Executive Officer to the full extent permitted hereunder.

3.03 FURTHER APPROVAL NECESSARY. The Committee in its sole discretion may modify, suspend, terminate or reinstate the Plan; provided, however, that the Committee must receive prior approval of the Board of Directors (a) to render nonemployees, whether or not members of the Board of Directors, eligible to participate in the Plan, or (b) to increase the maximum awards (expressed as a percentage of salary) for a Participation Category beyond the maximum award which has been previously approved by the Board for such Participation Category.


                      IV. ELIGIBILITY AND PARTICIPATION

4.01 CERTAIN PARTICIPANTS SELECTED BY COMMITTEE. At the beginning of each Plan Year (or at such other time as is consistent with the requirements under Section 162(m) of the Code), the Committee will assign each Covered Employee to a Participation Category.

4.02 OTHER PARTICIPANTS. Employees eligible to participate in the Plan shall include executives, heads of key staff functions, heads of operating business units and other major contributors to business unit or corporate results. At the beginning of each Plan Year, the Chief Executive Officer will select Participants in the Plan (other than those Participants who are to be assigned to Participation Categories by the Committee pursuant to Section 4.01 hereof) from among such eligible employees. In addition, the Chief Executive Officer may select other employees (other than Covered Employees) to participate in the Plan when the Chief Executive Officer, in his sole discretion, deems such participation appropriate.

4.03 FUTURE PARTICIPATION. Participation in the Plan during one Plan Year does not guarantee participation during any other Plan Year.

4.04 PARTICIPATION CATEGORY. The Chief Executive Officer shall designate for each Participant in the Plan (other than Covered Employees) a Participation Category for purposes of determining the Participant's award. The Participation Categories and relative awards for such category for each Plan Year shall be set forth in writing. The range of potential awards to Participants under the Plan is stated for each Participation Category as percentages of each Participant's Salary and, if minimum performance objectives are met or exceeded, actual awards will fall within a scale ranging from designated minimum awards to designated target awards to designated maximum awards. The designated target award for each respective Participation Category is sometimes referred to herein as the "Target Award Percentage." Notwithstanding any contrary provisions of this Plan, the final award granted to any Participant under this Plan shall not be permitted to exceed the maximum award as a percentage of Salary for such Participant's Participation Category.

4.05 PERFORMANCE CATEGORY. Each Participant's entitlement to an award under the Plan will be based on one or more of the weighted combinations of the performance of the Participant individually, as part of a team or as a member of management ("Management" performance), the Participant's division or other business unit ("Unit Financial" performance) and the Company as a whole ("Corporate Financial" performance). The Chief Executive Officer shall designate for each Participant in the Plan (except for Covered Employees) a Performance Category for purposes of establishing such weighted combination from the Participant's Performance Categories. The Committee shall designate Performance Categories for all Covered Employees; provided however, that for Covered Employees such Performance Categories shall be based solely on one or any combination of two or more of revenue, revenue per employee, earnings before income tax (profit before taxes), earnings before interest and income tax, net earnings (profit after taxes), earnings per employee, tangible, controllable or total asset turnover, earnings per share, operating income, total shareholder return, market share, return on equity, before- or after-tax return on net assets, distribution expense, inventory turnover, or economic value added. For Covered Employees, such targets may relate to one or any combination of two or more of corporate, group, unit, division, Affiliate, or individual performance, and such designated targets will be treated as Corporate Financial objectives, Unit Financial objectives, or Management objectives as appropriate.

                          V. PERFORMANCE OBJECTIVES

5.01 CORPORATE FINANCIAL OBJECTIVES. Subject to Section 4.05 hereof, at the beginning of each Plan Year, or, with respect to Covered Employees, at such other time as is consistent with the requirements under Section 162(m) of the Code, the Committee will establish the Corporate Financial objectives by which the Company's financial performance during the Plan Year will be measured. Each Corporate Financial objective shall have a stated performance target. In the event that more than one Corporate Financial objective is used, the multiple Corporate Financial objectives shall be appropriately weighted by percentage in accordance with their importance (with the aggregate weighted objectives totalling 100%) at the time the objectives are established. At the end of each Plan Year the degree of achievement of each stated Corporate Financial objective shall be expressed as a percentage of the Corporate Financial performance target for each such objective. When one objective is used, such percentage shall constitute the "Corporate Financial Score" as such term is used herein. (When more than one objective is used, the determined percentage achievement of each objective's target must be multiplied by the percentage weight (out of 100%) assigned to each such specific objective, and the resulting percentages for the various objectives must then be added and such sum shall constitute the Corporate Financial Score.) The relationship between Corporate Financial performance and awards hereunder will be distributed to all Participants at the beginning of each Plan Year.

5.02 OVERRIDING MINIMUM THRESHOLD. At the beginning of each Plan Year (or at such other time as is consistent with the requirements under Section 162(m) of the Code), the Committee will designate a minimum threshold level of Corporate Financial performance objective(s) which the Company must achieve for there to be any award made under the Plan. If such minimum threshold is not met or exceeded, no awards will be paid to Participants regardless of whether other Corporate Financial objectives, Unit Financial objectives or Management objectives have been met.

5.03 UNIT FINANCIAL OBJECTIVES. Subject to Section 4.05 hereof, at the beginning of each Plan Year (or at such other time as is consistent with the requirements under Section 162(m) of the Code), the Vice President or other unit head responsible for each business unit of the Company will recommend and the Chief Executive Officer will adopt the Unit Financial objectives by which the business Unit's Financial performance will be measured. The Unit Financial objective(s) will be based on financial goals reflected in the respective business unit's fiscal year operating plan. Each Unit Financial objective shall have a stated performance target. In the event that more than one Unit Financial objective is used, the multiple Unit Financial objectives shall be appropriately weighted in accordance with their importance (with the aggregate weighted objectives totalling 100%). At the end of each Plan Year the degree of achievement of each stated Unit Financial objective shall be expressed as a percentage of the Unit Financial performance target for each objective. When one objective is used, such percentage shall constitute the "Unit Financial Score" as such term is used herein. When more than one objective is used, the determined percentage achievement of each objective's target must be multiplied by the percentage weight (out of 100%) assigned to each such specific objective, and the resulting percentages for the various objectives must then be added and such sum shall constitute the Unit Financial Score. The relationship between Unit Financial performance and awards hereunder shall be distributed at the beginning of each Plan Year to all Participants to which it applies. For all Participants other than Covered Employees, at the beginning of each Plan Year each business unit Vice President or other unit head may recommend and the Chief Executive Officer may adopt, in the Chief Executive Officer's sole discretion, a minimum threshold level of the business unit's most significant financial objective which the business unit must achieve for there to be any award based on such business unit's financial and management performance. If such minimum is established for any Participant (other than a Covered Employee) and is not met or exceeded, no award will be paid for one or both of the Unit Financial and Management portions, as determined by the Chief Executive Officer, under the Performance Category of each Participant in the business unit. The Committee shall determine whether a minimum threshold level shall apply in the case of a Covered Employee and the consequences of the failure to attain such minimum threshold level.

5.04 MANAGEMENT OBJECTIVES. Subject to Section 4.05 hereof, at the beginning of each Plan Year (or, with respect to Covered Employees, at such other time as is consistent with the requirements under Section 162(m) of the Code), the manager of each Participant will recommend and the Chief Executive Officer will adopt the Management objectives by which the individual Participant's performance will be measured. Management objectives shall relate to objectives in the business unit's annual operating plan and/or long-range plan. Each Management objective shall have a stated performance target. In the event that more than one Management objective is used, the multiple Management objectives shall be appropriately weighted by percentage, at the time they are established, in accordance with their importance (with the aggregate weighted objectives totalling 100%). At the end of each Plan Year the degree of achievement of each stated Management objective shall be expressed as a percentage of the Management performance target for each such objective. When one objective is used, such percentage shall constitute the "Management Score" as such term is used herein. When more than one objective is used, the determined percentage achievement of each objective's target must be multiplied by the percentage weight (out of 100%) assigned to each such specific objective, and the resulting percentages for the various objectives must then be added and such sum shall constitute the Management Score. The relationship between individual performance and awards hereunder will be distributed at the beginning of each Plan Year to all Participants to which it applies.

5.05 FINAL AWARD FUNDING. At the end of each Plan Year, the Chief Executive Officer will submit to the Committee a statement of the proposed final award to be granted to each Participant (including Covered Employees) under the terms of the Plan. The Committee shall determine and certify that the performance goals were satisfied and shall make the final award for each such Participant; provided that no Covered Employee may receive an award under this Plan in excess of $2 million during any Plan Year. The Chief Executive Officer shall make the final award for each Participant, other than Covered Employees, subject, however, to having first received the Committee's approval of the aggregate amount of the awards to be paid to all of such Participants.

                    VI. CALCULATION AND PAYMENT OF AWARDS

6.01 CALCULATION OF AWARDS. Each Participant's final award shall be equal to the sum of the following:

(a) CORPORATE FINANCIAL PORTION. The Corporate Financial portion of each Participant's award will be the product of (i) the Participant's Salary, (ii) the Target Award Percentage for the Participant's applicable Participation Category, (iii) the Corporate Financial percentage under the Participant's Performance Category and (iv) the Corporate Performance Score;

(b) UNIT FINANCIAL PORTION. The Unit Financial portion of each Participant's award will be the product of (i) the Participant's Salary, (ii) the Target Award Percentage for the Participant's applicable Participation Category, (iii) the Unit Financial percentage under the Participant's Performance Category and (iv) the Unit Financial Score; and

(c) MANAGEMENT PORTION. The Management portion of each Participant's award will be the product of (i) the Participant's Salary, (ii) the Target Award Percentage for the Participant's applicable Participation Category, (iii) the Management percentage under the Participant's Performance Category and (iv) the individual's Management Score;

provided, however, that for Covered Employees subsection (i) of (a), (b) and (c) above shall be equal to such Participant's annual Salary in effect on the first day of the Plan Year, if required to comply with Section 162(m) of the Code.

6.02 PAYMENT OF AWARDS. Final awards shall be paid to each Participant in cash within 90 days after the end of the Plan Year. Notwithstanding the preceding sentence: (1) a Participant who is eligible to participate in the Medtronic, Inc. Capital Accumulation Plan Deferral Program ("CAP") shall be entitled to defer any part or all of the award granted to him or her hereunder in accordance with the terms of the CAP, and (2) if the Committee in its discretion permits, a Participant may elect to receive stock options granted under the Company's 1994 Stock Award Plan in lieu of any part or all of the cash award to which the Participant would otherwise be entitled hereunder, in accordance with rules established by the Committee for such purpose.


                          VII. EMPLOYMENT PROVISIONS

7.01 PROMOTIONS AND NEW EMPLOYEES. Except as to Covered Employees (as to whom such determinations must be made by the Committee), Employees who are newly hired or promoted into positions eligible for participation in the Plan will participate in the degree deemed appropriate, if at all, by the Chief Executive Officer and at the sole discretion of the Chief Executive Officer.

7.02 TERMINATION OF EMPLOYMENT.

(a) DEATH, DISABILITY OR RETIREMENT. Following termination of employment (which shall be deemed to occur on the date on which the Participant ceases working for the Company) during a Plan Year by reason of death, disability or normal or early retirement, a Participant will be eligible to receive a pro rata award equal to the portion of the final award, otherwise determined in accordance with
Section 6.01, represented by the percentage equal to the number of full months of employment during the Plan Year divided by 12. Such pro rata award will be paid in accordance with Section 6.02.

(b) OTHER TERMINATION. Following a termination of employment (which shall be deemed to occur on the date on which the Participant ceases working for the Company) during a Plan Year for any reason other than death, disability or normal or early retirement, a Participant's eligibility to receive an award for that Plan Year will be determined solely at the discretion of the Chief Executive Officer, or, in the case of a Covered Employee, solely at the discretion of the Committee. No such award may exceed a pro rata portion of the amount that normally would be available under the Plan, with such pro rata portion to be determined as in Section 7.02(a).

If a Participant's employment is terminated for "Cause," the time at which such employee ceases to be an employee for purposes of this subparagraph shall mean the time at which such employee is instructed or notified to cease performing his or her job responsibilities for the Company or any Affiliate, whether or not for other reasons such as payroll, benefits or compliance with legal procedures or requirements that he or she may still have other attributes of an employee. For purposes of this subparagraph, "Cause" shall mean (i) failure to comply with any material policies and procedures of the Company, (ii) conduct reflecting dishonesty or disloyalty to the Company, or which may have a negative impact on the reputation of the Company, (iii) commission of a felony, theft or fraud, or violations of law involving moral turpitude or (iv) failure to perform the material duties of his or her employment.

7.03 NO EMPLOYMENT CONTRACT. Nothing contained in the Plan shall create any right in any employee to continued employment or otherwise affect his or her status as an employee-at-will.

                        VIII. MISCELLANEOUS PROVISIONS

8.01 NONASSIGNABILITY OF BENEFITS. No Participant, nor his or her legal representative, shall have any right to assign, transfer, appropriate, encumber or anticipate any interest in the Plan or any payments hereunder. Participants have only the right to receive payments under this Plan if, as and when such payments are due and payable under the terms and conditions of the Plan.

8.02 WITHHOLDING TAXES. The Company will deduct from all payments under the Plan any taxes required to be withheld by the federal or any state or local government and will pay over such taxes to such government for the account of such Participant.

8.03 EXPENSES OF THE PLAN. The Company will bear all of the expenses of administering the Plan and will not charge such expenses against amounts payable hereunder.

8.04 APPLICABLE LAW. This Plan, all determinations made hereunder, and all actions taken pursuant hereto will be governed by the laws of the state of Minnesota.

                            IX. CHANGE IN CONTROL

9.01 CALCULATION OF AWARDS. Notwithstanding any other provisions of this Plan, including without limitation the minimum threshold requirements of Sections 5.02 and 5.03 and the provisions of Section 7.02(b) which shall not apply, Participants shall be entitled to a final award calculated in accordance with
Section 6.01 of the Plan during any Plan Year in which there is a Change in Control, as defined in Section 9.03 hereof; provided, however, that for purposes hereof the amount of the final award shall be the product of (i) the amount of the Participant's Salary that the Participant would have earned if paid through the end of the Plan Year at the Participant's base salary in effect at the time of the Change in Control and (ii) the greater of (A) the target award as a percentage of salary for the Participant's Participation Category or (B) if the Change in Control occurs after the first quarter of a Plan Year, the award as a percentage of salary that the Participant would have received if (1) no Change in Control had occurred during such Plan Year, (2) Participant's employment did not terminate during such Plan Year and (3) the applicable Management performance, Unit Financial performance and Corporate Financial performance (or if less than all such performance categories are to be taken into consideration in determining the achievement of performance objectives of the Participant, such categories as are to be taken into consideration in determining the achievement of such performance objectives) had equalled the performance most recently projected by the Company prior to the Change in Control with respect to such performance categories for such Plan Year (adjusted to exclude (a) all legal, accounting, investment banking and other costs and expenses incurred or projected by the Company in connection with, or in opposition to, the events resulting in the Change in Control and (b) the projected effect of the Change in Control upon Management performance, Unit Financial performance and Corporate Financial performance). The Company shall compute such projections for the Plan Year at or about the end of each quarter, except the last quarter, of each Plan Year.

9.02 PAYMENT OF AWARDS. Final awards shall be paid under this Article IX within 90 days following the occurrence of the earliest Change in Control described in
Section 9.03. Notwithstanding the preceding sentence, a Participant who is eligible to participate in the CAP shall be entitled to defer any part or all of the award granted to him or her hereunder in accordance with the terms of the CAP.

9.03 CHANGE IN CONTROL. For purposes of this Article IX, a "Change in Control" shall mean:

(i) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of either (A) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change of Control: (A) any acquisition directly from the Company, (B) any acquisition by the Company or any Subsidiary, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary or (D) any acquisition by any corporation with respect to which, following such acquisition, more than 55% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such acquisition in substantially the same proportions as their ownership, immediately prior to such acquisition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be; or

(ii) individuals who, as of the effective date of this Plan, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents; or

(iii) approval by the shareholders of the Company of a reorganization, merger, consolidation or statutory exchange of Outstanding Company Voting Securities, in each case, with respect to which all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such reorganization, merger, consolidation or exchange do not, following such reorganization, merger, consolidation or exchange, beneficially own, directly or indirectly, more than 55% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such reorganization, merger, consolidation or exchange in substantially the same proportions as their ownership, immediately prior to such reorganization, merger, consolidation or exchange of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be; or

(iv) approval by the shareholders of the Company of (A) a complete liquidation or dissolution of the Company or (B) the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation with respect to which, following such sale or other disposition, more than 55% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be.

Notwithstanding the foregoing provisions of this definition, a Change of Control shall not be deemed to occur with respect to a Participant if the acquisition of the 30% or greater interest referred to in subparagraph (i) of this definition is by a group, acting in concert, that includes the Participant or if at least 40% of the then outstanding common stock or combined voting power of the then outstanding voting securities (or voting equity interests) of the surviving corporation or of any corporation (or other entity) acquiring all or substantially all of the assets of the Company shall be beneficially owned, directly or indirectly, immediately after a reorganization, merger, consolidation, statutory share exchange or disposition of assets referred to in subparagraph (iii) or (iv) of this definition by a group, acting in concert, that includes that Participant.

                                                                   ATTACHMENT B

                              1994 STOCK AWARD PLAN
                           (EFFECTIVE APRIL 29, 1994)

                   (AMENDED AND RESTATED AS OF JUNE 25, 1998)

THIS DOCUMENT CONSTITUTES PART OF A PROSPECTUS COVERING MEDTRONIC COMMON STOCK THAT HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933.

         1. PURPOSE. The purpose of this 1994 Stock Award Plan (the "Plan") is to motivate key personnel, including non-employee directors, to produce a superior return to the shareholders of Medtronic, Inc. (the "Company") and its Affiliates by offering such individuals an opportunity to realize Stock appreciation, by facilitating Stock ownership, and by rewarding them for achieving a high level of corporate performance. This Plan is also intended to facilitate recruiting and retaining key personnel of outstanding ability.

         2. DEFINITIONS. The capitalized terms used in this Plan have the meanings set forth below.

         (a) "Affiliate" means any corporation that is a "parent corporation" or "subsidiary corporation" of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, or any successor provision, and, for purposes other than the grant of Incentive Stock Options, any joint venture in which the Company or any such "parent corporation" or "subsidiary corporation" owns an equity interest.

         (b) "Agreement" means a written contract entered into between the Company or an Affiliate and a Participant containing the terms and conditions of an Award in such form (not inconsistent with this Plan) as the Committee approves from time to time, together with all amendments thereof, which amendments may be unilaterally made by the Company (with the approval of the Committee) unless such amendments are deemed by the Committee to be materially adverse to the Participant and are not required as a matter of law.

         (c) "Annual Retainer" means the fixed annual fee of a Non-Employee Director in effect on the first day of the year for which such Annual Retainer is payable for services to be rendered as a Non-Employee Director of the Company. The Annual Retainer does not include meeting or chairmanship fees.

         (d) "Award" means a grant made under this Plan in the form of Options, Stock Appreciation Rights, Restricted Stock, Performance Shares or any Other Stock-Based Award.

         (e) "Board" means the Board of Directors of the Company.

         (f) "Change in Control" means:

               (i) acquisition by any individual, entity or group (within the meaning of Section 13(d) (3) or 14(d) (2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of either (A) the then outstanding Shares of Stock (the "Outstanding Company Common Stock") or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change of Control: (A) any acquisition directly from the Company, (B) any acquisition by the Company or any Subsidiary, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary or (D) any acquisition by any corporation with respect to which, following such acquisition, more than 55% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such acquisition in substantially the same proportions as their ownership, immediately prior to such acquisition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be; or

               (ii) individuals who, as of the effective date of this Plan provided in Section 14(a) of this Plan, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents; or

               (iii) approval by the shareholders of the Company of a reorganization, merger, consolidation or statutory exchange of Outstanding Company Voting Securities, in each case, with respect to which all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such reorganization, merger, consolidation or exchange do not, following such reorganization, merger, consolidation or exchange, beneficially own, directly or indirectly, more than 55% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such reorganization, merger, consolidation or exchange in substantially the same proportions as their ownership, immediately prior to such reorganization, merger, consolidation or exchange of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be; or

               (iv) approval by the shareholders of the Company of (A) a complete liquidation or dissolution of the Company or (B) the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation with respect to which, following such sale or other disposition, more than 55% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be.

         Notwithstanding the foregoing provisions of this definition, a Change of Control shall not be deemed to occur with respect to a Participant if the acquisition of the 30% or greater interest referred to in subparagraph (i) of this definition is by a group, acting in concert, that includes the Participant or if at least 40% of the then outstanding common stock or combined voting power of the then outstanding voting securities (or voting equity interests) of the surviving corporation or of any corporation (or other entity) acquiring all or substantially all of the assets of the Company shall be beneficially owned, directly or indirectly, immediately after a reorganization, merger, consolidation, statutory share exchange or disposition of assets referred to in subparagraph (iii) or (iv) of this definition by a group, acting in concert, that includes that Participant.

         (g) "Code" means the Internal Revenue Code of 1986, as amended and in effect from time to time, or any successor statute.

         (h) "Committee" means three or more Disinterested Persons designated by the Board to administer this Plan under Section 3 hereof and constituted so as to permit this Plan to comply with Exchange Act Rule 16b-3.

         (i) "Company" means Medtronic, Inc., a Minnesota corporation, or any successor to all or substantially all of its businesses by merger, consolidation, purchase of assets or otherwise.

         (j) "Disability" means the disability of a Participant such that the Participant is (or in the case of a Non-Employee Director, would, if an employee, be) considered disabled under any retirement plan of the Company which is qualified under Section 401 of the Code, or, except as this term is used in Sections 12 and 13 hereof, as otherwise determined by the Committee.

         (k) "Disinterested Person" means a member of the Board who is considered a disinterested person within the meaning of Exchange Act Rule 16b-3.

         (l) "Employee" means any full-time or part-time employee (including an officer or director who is also an employee) of the Company or an Affiliate. Except with respect to grants of Incentive Stock Options, "Employee" shall also include other individuals and entities who are not "employees" of the Company or an Affiliate but who provide services to the Company or an Affiliate in the capacity of an independent contractor. References in this Plan to "employment" and related terms shall include the providing of services in any such capacity.

         (m) "Exchange Act" means the Securities Exchange Act of 1934, as amended; "Exchange Act Rule 16b-3" means Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act as in effect with respect to the Company or any successor regulation.

         (n) "Fair Market Value" as of any date means, unless otherwise expressly provided in this Plan:

               (i) the closing sale price of a Share (A) on the composite tape for New York Stock Exchange ("NYSE") listed shares, or (B) if the Shares are not quoted on the NYSE composite tape, on the principal United States securities exchange registered under the Exchange Act on which the Shares are listed, or
(C) if the Shares are not listed on any such exchange, on the National Association of Securities Dealers, Inc. Automated Quotation System National Market System, in any case on the date immediately preceding that date, or, if no sale of Shares shall have occurred on that date, on the next preceding day on which a sale of Shares occurred, or

               (ii) if clause (i) is not applicable, what the Committee determines in good faith to be 100% of the fair market value of a Share on that date. However, if the applicable securities exchange or system has closed for the day at the time the event occurs that triggers a determination of Fair Market Value, all references in this paragraph to the "date immediately preceding that date" shall be deemed to be references to "that date." In the case of an Incentive Stock Option, if such determination of Fair Market Value is not consistent with the then current regulations of the Secretary of the Treasury, Fair Market Value shall be determined in accordance with said regulations. The determination of Fair Market Value shall be subject to adjustment as provided in Section 14(f) hereof.

         (o) "Fundamental Change" means a dissolution or liquidation of the Company, a sale of substantially all of the assets of the Company, a merger or consolidation of the Company with or into any other corporation, regardless of whether the Company is the surviving corporation, or a statutory share exchange involving capital stock of the Company.

         (p) "Incentive Stock Option" means any Option designated as such and granted in accordance with the requirements of Section 422 of the Code or any successor to such section.

         (q) "Non-Employee Director" means a member of the Board who is not an employee of the Company or any Affiliate.

         (r) "Non-Qualified Stock Option" means an Option other than an Incentive Stock Option.

         (s) "Other Stock-Based Award" means an Award of Stock or an Award based on Stock other than Options, Stock Appreciation Rights, Restricted Stock or Performance Shares.

         (t) "Option" means a right to purchase Stock, including both Non-Qualified Stock Options and Incentive Stock Options.

         (u) "Participant" means an Employee or a Non-Employee Director to whom an Award is made.

         (v) "Performance Period" means the period of time as specified in an Agreement over which Performance Shares are to be earned.

         (w) "Performance Shares" means a contingent award of a specified number of Performance Shares, with each Performance Share equivalent to one Share, a variable percentage of which may vest depending upon the extent of achievement of specified performance objectives during the applicable Performance Period.

         (x) "Plan" means this 1994 Stock Award Plan, as amended and in effect from time to time.

         (y) "Restricted Stock" means Stock granted under Section 10 or 13 hereof so long as such Stock remains subject to one or more restrictions.

         (z) "Retirement" means retirement of an Employee as defined under any retirement plan of the Company which is qualified under Section 401 of the Code (which currently provides for retirement on or after age 55, provided the Employee has been employed by the Company and/or one or more Affiliates for at least ten years, or retirement on or after age 62), or under any retirement plan of the Company or any Affiliate applicable to the Employee due to employment by a non-U.S. Affiliate or employment in a non-U.S. location, or as otherwise determined by the Committee.

         (aa) "Share" means a share of Stock.

         (bb) "Stock" means the common stock, $.10 par value per share (as such par value may be adjusted from time to time), of the Company.

         (cc) "Stock Appreciation Right" means a right, the value of which is determined relative to appreciation in value of Shares pursuant to an Award granted under Section 8 hereof.

         (dd) "Subsidiary" means a "subsidiary corporation," as that term is defined in Section 424(f) of the Code, or any successor provision.

         (ee) "Successor" with respect to a Participant means the legal representative of an incompetent Participant and, if the Participant is deceased, the legal representative of the estate of the Participant or the person or persons who may, by bequest or inheritance, or under the terms of an Award or of forms submitted by the Participant to the Committee under Section 14(i) hereof, acquire the right to exercise an Option or Stock Appreciation Right or receive cash and/or Shares issuable in satisfaction of an Award in the event of a Participant's death.

         (ff) "Term" means the period during which an Option or Stock Appreciation Right may be exercised or the period during which the restrictions placed on Restricted Stock or any other Award are in effect.

         Except when otherwise indicated by the context, reference to the masculine gender shall include, when used, the feminine gender and any term used in the singular shall also include the plural.

          3. ADMINISTRATION.

         (a) AUTHORITY OF COMMITTEE. The Committee shall administer this Plan. The Committee shall have exclusive power to make Awards and to determine when and to whom Awards will be granted, and the form, amount and other terms and conditions of each Award, subject to the provisions of this Plan. The Committee may determine whether, to what extent and under what circumstances Awards may be settled, paid or exercised in cash, Shares or other Awards or other property, or cancelled, forfeited or suspended. The Committee shall have the authority to interpret this Plan and any Award or Agreement made under this Plan, to establish, amend, waive and rescind any rules and regulations relating to the administration of this Plan, to determine the terms and provisions of any Agreements entered into hereunder (not inconsistent with this Plan), and to make all other determinations necessary or advisable for the administration of this Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in this Plan or in any Award in the manner and to the extent it shall deem desirable. The determinations of the Committee in the administration of this Plan, as described herein, shall be final, binding and conclusive.

         (b) DELEGATION OF AUTHORITY. The Committee may delegate all or any part of its authority under this Plan to persons who are not Disinterested Persons for purposes of determining and administering Awards solely to Employees who are not then subject to the reporting requirements of Section 16 of the Exchange Act.

         (c) AWARDS TO NON-EMPLOYEE DIRECTORS. Notwithstanding any contrary provisions of this Plan, the granting, terms, conditions and eligibility requirements of Awards granted to Non-Employee Directors under Sections 12 and 13 of this Plan are governed solely by the provisions of this Plan pertaining thereto, and the Committee shall have no discretion with respect to the granting of such Awards or to alter or amend any terms, conditions or eligibility requirements of such Awards to Non-Employee Directors.

         (d) RULE 16B-3 COMPLIANCE. It is the intent that this Plan and all Awards granted pursuant to it shall be administered by the Committee so as to permit this Plan and Awards to comply with Exchange Act Rule 16b-3. If any provision of this Plan or of any Award would otherwise frustrate or conflict with the intent expressed in this Section 3(d), that provision to the extent possible shall be interpreted and deemed amended in the manner determined by the Committee so as to avoid such conflict. To the extent of any remaining irreconcilable conflict with such intent, the provision shall be deemed void as applicable to Participants who are then subject to the reporting requirements of
Section 16 of the Exchange Act to the extent permitted by law and in the manner deemed advisable by the Committee.

         (e) INDEMNIFICATION. To the full extent permitted by law, each member and former member of the Committee and each person to whom the Committee delegates or has delegated authority under this Plan shall be entitled to indemnification by the Company against and from any loss, liability, judgment, damage, cost and reasonable expense incurred by such member, former member or other person by reason of any action taken, failure to act or determination made in good faith under or with respect to this Plan.

         4. SHARES AVAILABLE; MAXIMUM PAYOUTS.

         (a) Shares Available. The number of Shares available for distribution under this Plan is 2,800,000 (subject to adjustment under Section 14(f) hereof).

         (b) SHARES AGAIN AVAILABLE. Any Shares subject to the terms and conditions of an Award under this Plan which are not used because the terms and conditions of the Award are not met may again be used for an Award under this Plan. However, Shares with respect to which a Stock Appreciation Right has been exercised, whether paid in cash and/or in Shares, and Shares of Restricted Stock which have been granted with dividend or voting rights during the Term of the Restricted Stock may not again be awarded under this Plan.

         (c) UNEXERCISED AWARDS. Any unexercised or undistributed portion of any terminated, expired, exchanged, or forfeited Award or any Award settled in cash in lieu of Shares (except as provided in Section 4(b) hereof) shall be available for further Awards.

         (d) NO FRACTIONAL SHARES. No fractional Shares may be issued under this Plan; fractional Shares will be rounded to the nearest whole Share.

         (e) MAXIMUM PAYOUTS. No more than 35% of all Shares subject to this Plan may be granted in the aggregate pursuant to Restricted Stock, Performance Share and Other Stock-Based Awards.

         5. ELIGIBILITY. Awards may be granted under this Plan to any Employee at the discretion of the Committee. Non-Employee Directors are eligible for certain Awards under this Plan, as provided in Sections 12 and 13 hereof and subject to the restrictions in Section 3(c) hereof.

         6. General Terms of Awards.

         (a) AWARDS. Awards under this Plan may consist of Options (either Incentive Stock Options or Non-Qualified Stock Options), Stock Appreciation Rights, Performance Shares, Restricted Stock and Other Stock-Based Awards. Awards of Restricted Stock may, in the discretion of the Committee, provide the Participant with dividends or dividend equivalents and voting rights prior to vesting (whether vesting is based on a period of time or based on attainment of specified performance conditions).

         (b) AMOUNT OF AWARDS. Each Agreement shall set forth the number of Shares of Restricted Stock, Stock or Performance Shares subject to such Agreement, or the number of Shares to which the Option applies or with respect to which payment upon the exercise of the Stock Appreciation Right is to be determined, as the case may be, together with such other terms and conditions applicable to the Award (not inconsistent with this Plan) as determined by the Committee in its sole discretion.

         (c) TERM. Each Agreement, other than those relating solely to Awards of Stock without restrictions, shall set forth the Term of the Award and any applicable Performance Period for Performance Shares, as the case may be, but in no event shall the Term of an Award (other than Awards granted in lieu of cash compensation pursuant to Section 13 hereof or the Company's Management Incentive Plan as amended from time to time) or the Performance Period be longer than ten years after the date of grant. An Agreement with a Participant may permit acceleration of vesting requirements and of the expiration of the applicable Term upon such terms and conditions as shall be set forth in the Agreement, which may, but need not, include, without limitation, acceleration resulting from the occurrence of a Change in Control, a Fundamental Change, or the Participant's death, Disability or Retirement. Acceleration of the Performance Period of Performance Shares shall be subject to Section 9(b) hereof.

         (d) AGREEMENTS. Each Award under this Plan shall be evidenced by an Agreement setting forth the terms and conditions, as determined by the Committee, which shall apply to such Award, in addition to the terms and conditions specified in this Plan.

         (e) TRANSFERABILITY. During the lifetime of a Participant to whom an Award is granted, only such Participant (or such Participant's legal representative or, if so provided in the applicable Agreement in the case of a Non-Qualified Stock Option, a permitted transferee as hereafter described) may exercise an Option or Stock Appreciation Right or receive payment with respect to Performance Shares or any other Award. No Award of Restricted Stock (prior to the expiration of the restrictions), Options, Stock Appreciation Rights, Performance Shares or other Award (other than an award of Stock without restrictions) may be sold, assigned, transferred, exchanged, or otherwise encumbered, and any attempt to do so shall be of no effect. Notwithstanding the immediately preceding sentence, (i) an Agreement may provide that an Award shall be transferable to a Successor in the event of a Participant's death and (ii) an Agreement may provide that a Non-Qualified Stock Option shall be transferable to any member of a Participant's "immediate family" (as such term is defined in Rule 16a-1(e) promulgated under the Exchange Act, or any successor rule or regulation) or to one or more trusts whose beneficiaries are members of such Participant's "immediate family" or partnerships in which such family members are the only partners; provided, however, that (1) the Participant receives no consideration for the transfer and (2) such transferred Non-Qualified Stock Option shall continue to be subject to the same terms and conditions as were applicable to such Non-Qualified Stock Option immediately prior to its transfer.

         (f) TERMINATION OF EMPLOYMENT. Except as otherwise determined by the Committee or provided by the Committee in an applicable Agreement, in case of termination of employment, the following provisions shall apply:

             (1) OPTIONS AND STOCK APPRECIATION RIGHTS.

                   (i) DEATH. If a Participant who has been granted an Option or Stock Appreciation Rights shall die before such Option or Stock Appreciation Rights have expired, the Option or Stock Appreciation Rights shall become exercisable in full, and may be exercised by the Participant's Successor at any time, or from time to time, within three years after the date of the Participant's death.

                   (ii) DISABILITY OR RETIREMENT. If a Participant's employment terminates because of Disability or Retirement, the Option or Stock Appreciation Rights shall become exercisable in full, and the Participant may exercise his or her Options or Stock Appreciation Rights at any time, or from time to time, within three years after the date of such termination.

                   (iii) REASONS OTHER THAN DEATH, DISABILITY OR RETIREMENT. If a Participant's employment terminates for any reason other than death, Disability or Retirement, the unvested or unexercised portion of any Award held by such Participant shall terminate at the date of termination of employment.

                   (iv) EXPIRATION OF TERM. Notwithstanding the foregoing paragraphs (i)-(iii), in no event shall an Option or a Stock Appreciation Right be exercisable after expiration of the Term of such Award.

               (2) PERFORMANCE SHARES. If a Participant's employment with the Company or any of its Affiliates terminates during a Performance Period because of death, Disability or Retirement, or under other circumstances provided by the Committee in its discretion in the applicable Agreement, the Participant shall be entitled to a payment of Performance Shares at the end of the Performance Period based upon the extent to which achievement of performance targets was satisfied at the end of such period (as determined at the end of the Performance Period) and prorated for the portion of the Performance Period during which the Participant was employed by the Company or any Affiliate. Except as provided in this Section 6(f)(2) or in the applicable Agreement, if a Participant's employment terminates with the Company or any of its Affiliates during a Performance Period, then such Participant shall not be entitled to any payment with respect to that Performance Period.

               (3) RESTRICTED STOCK. In case of a Participant's death, Disability or Retirement, the Participant shall be entitled to receive that number of shares of Restricted Stock under outstanding Awards which has been pro rated for the portion of the Term of the Awards during which the Participant was employed by the Company or any Affiliate, and with respect to such Shares all restrictions shall lapse. Upon termination of employment for any reason other than death, Disability or Retirement, any shares of Restricted Stock whose restrictions have not lapsed will automatically be forfeited in full and cancelled by the Company upon such termination of employment.

         (g) RIGHTS AS SHAREHOLDER. A Participant shall have no rights as a shareholder with respect to any securities covered by an Award until the date the Participant becomes the holder of record.

         7. STOCK OPTIONS.

         (a) TERMS OF ALL OPTIONS. Each Option shall be granted pursuant to an Agreement as either an Incentive Stock Option or a Non-Qualified Stock Option. Only Non-Qualified Stock Options may be granted to Employees who are not employees of the Company or an Affiliate. The purchase price of each Share subject to an Option shall be determined by the Committee and set forth in the Agreement, but shall not be less than 100% of the Fair Market Value of a Share as of the date the Option is granted. The purchase price of the Shares with respect to which an Option is exercised shall be payable in full at the time of exercise, provided that, to the extent permitted by law, Participants may simultaneously exercise Options and sell the Shares thereby acquired pursuant to a brokerage or similar relationship and use the proceeds from such sale to pay the purchase price of such Shares. The purchase price may be paid in cash, or through a reduction of the number of Shares delivered to the Participant upon exercise of the Option or by delivery to the Company of Shares held by such Participant (in each case, such Shares having a Fair Market Value as of the date the Option is exercised equal to the purchase price of the Shares being purchased pursuant to the Option), or a combination thereof, unless otherwise provided in the Agreement. Each Option shall be exercisable in whole or in part on the terms provided in the Agreement. In no event shall any Option be exercisable at any time after its Term. When an Option is no longer exercisable, it shall be deemed to have lapsed or terminated. No Participant may receive any combination of Options to purchase and Stock Appreciation Rights relating to more than 500,000 Shares in the aggregate (which amount includes up to 350,000 Shares pursuant to Awards and up to 150,000 Shares received in lieu of cash compensation at the Participant's election as permitted by the Compensation Committee) pursuant to Awards over a five-year period under this Plan.

         (b) Incentive Stock Options. In addition to the other terms and conditions applicable to all Options:

               (i) the aggregate Fair Market Value (determined as of the date the Option is granted) of the Shares with respect to which Incentive Stock Options held by an individual first become exercisable in any calendar year (under this Plan and all other incentive stock option plans of the Company and its Affiliates) shall not exceed $100,000 (or such other limit as may be required by the Code), if such limitation is necessary to qualify the Option as an Incentive Stock Option, and to the extent an Option or Options granted to a Participant exceed such limit, such Option or Options shall be treated as a Non-Qualified Stock Option;

               (ii) an Incentive Stock Option shall not be exercisable and the Term of the Award shall not be more than ten years after the date of grant (or such other limit as may be required by the Code) if such limitation is necessary to qualify the Option as an Incentive Stock Option;

               (iii) the Agreement covering an Incentive Stock Option shall contain such other terms and provisions which the Committee determines necessary to qualify such Option as an Incentive Stock Option; and

               (iv) notwithstanding any other provision of this Plan to the contrary, no Participant may receive an Incentive Stock Option under this Plan if, at the time the Award is granted, the Participant owns (after application of the rules contained in Section 424(d) of the Code, or its successor provision) Shares possessing more than ten percent of the total combined voting power of all classes of stock of the Company or its subsidiaries, unless (A) the option price for such Incentive Stock Option is at least 110% of the Fair Market Value of the Shares subject to such Incentive Stock Option on the date of grant and
(B) such Option is not exercisable after the date five years from the date such Incentive Stock Option is granted.

         8. STOCK APPRECIATION RIGHTS. An Award of a Stock Appreciation Right shall entitle the Participant, subject to terms and conditions determined by the Committee, to receive upon exercise of the Stock Appreciation Right all or a portion of the excess of (i) the Fair Market Value of a specified number of Shares as of the date of exercise of the Stock Appreciation Right over (ii) a specified price which shall not be less than 100% of the Fair Market Value of such Shares as of the date of grant of the Stock Appreciation Right. A Stock Appreciation Right may be granted in connection with a previously or contemporaneously granted Option, or independent of any Option. If issued in connection with an Option, the Committee may impose a condition that exercise of a Stock Appreciation Right cancels the Option with which it is connected and exercise of the connected Option cancels the Stock Appreciation Right. Each Stock Appreciation Right may be exercisable in whole or in part on the terms provided in the Agreement. Notwithstanding anything to the contrary stated in this Plan, no Stock Appreciation Right shall be exercisable prior to six months from the date of grant except in the event of the death or Disability of the Participant. No Stock Appreciation Right shall be exercisable at any time after its Term. When a Stock Appreciation Right is no longer exercisable, it shall be deemed to have lapsed or terminated. Except as otherwise provided in the applicable Agreement, upon exercise of a Stock Appreciation Right, payment to the Participant (or to his or her Successor) shall be made in the form of cash, Stock or a combination of cash and Stock as promptly as practicable after such exercise. The Agreement may provide for a limitation upon the amount or percentage of the total appreciation on which payment (whether in cash and/or Stock) may be made in the event of the exercise of a Stock Appreciation Right. As specified in Section 7(a) hereof, no Participant may receive any combination of Options to purchase and Stock Appreciation Rights relating to more than 500,000 Shares in the aggregate pursuant to Awards over a five-year period under this Plan.

         9. PERFORMANCE SHARES.

         (a) INITIAL AWARD. An Award of Performance Shares shall entitle a Participant (or a Successor) to future payments based upon the achievement of performance targets established in writing by the Committee. Payment shall be made in Stock, or a combination of cash and Stock, as determined by the Committee, provided that at least 25% of the value of the vested Performance Shares shall be distributed in the form of Stock. With respect to those Participants who are "covered employees" within the meaning of Section 162(m) of the Code and the regulations thereunder, such performance targets shall consist of one or any combination of two or more of revenue, revenue per employee, earnings before income tax (profit before taxes), earnings before interest and income tax, net earnings (profits after tax), earnings per employee, tangible, controllable or total asset turnover, earnings per share, operating income, total shareholder return, market share, return on equity, before- or after-tax return on net assets, distribution expense, inventory turnover, or economic value added, and any such targets may relate to one or any combination of two or more of corporate, group, unit, division, Affiliate or individual performance. The Agreement may establish that a portion of the maximum amount of a Participant's Award will be paid for performance which exceeds the minimum target but falls below the maximum target applicable to such Award. The Agreement shall also provide for the timing of such payment. Following the conclusion or acceleration of each Performance Period, the Committee shall determine the extent to which (i) performance targets have been attained, (ii) any other terms and conditions with respect to an Award relating to such Performance Period have been satisfied, and (iii) payment is due with respect to a Performance Share Award. No Participant may receive Performance Shares relating to more than 85,000 Shares pursuant to Awards over a five-year period under this Plan.

         (b) ACCELERATION AND ADJUSTMENT. The Agreement may permit an acceleration of the Performance Period and an adjustment of performance targets and payments with respect to some or all of the Performance Shares awarded to a Participant, upon such terms and conditions as shall be set forth in the Agreement, upon the occurrence of certain events, which may, but need not, include without limitation a Change in Control, a Fundamental Change, the Participant's death, Disability or Retirement, a change in accounting practices of the Company or its Affiliates, or, with respect to payments in Stock for Performance Share Awards, a reclassification, stock dividend, stock split or stock combination as provided in Section 14(f) hereof.

         (c) VALUATION. Each Performance Share earned after conclusion of a Performance Period shall have a value equal to the average of the Fair Market Values of a Share for the 20 consecutive business days ending on and including the last day of such Performance Period.

         10. RESTRICTED STOCK. Restricted Stock may be granted in the form of Shares registered in the name of the Participant but held by the Company until the end of the Term of the Award. Any employment conditions, performance conditions and the Term of the Award shall be established by the Committee in its discretion and included in the applicable Agreement. The Committee may provide in the applicable Agreement for the lapse or waiver of any such restriction or condition based on such factors or criteria as the Committee, in its sole discretion, may determine. No Award of Restricted Stock may vest earlier than one year from the date of grant, except as provided in the applicable Agreement.

         11. OTHER STOCK-BASED AWARDS. The Committee may from time to time grant Awards of Stock, and other Awards under this Plan (collectively herein defined as "Other Stock-Based Awards"), including without limitation those Awards pursuant to which Shares may be acquired in the future, such as Awards denominated in Stock units, securities convertible into Stock and phantom securities. The Committee, in its sole discretion, shall determine the terms and conditions of such Awards provided that such Awards shall not be inconsistent with the terms and purposes of this Plan. The Committee may, in its sole discretion, direct the Company to issue Shares subject to restrictive legends and/or stop transfer instructions which are consistent with the terms and conditions of the Award to which such Shares relate.

         12. AUTOMATIC GRANTS TO NON-EMPLOYEE DIRECTORS.

         (a) INITIAL OPTION GRANTS. Each Non-Employee Director first elected or appointed to the Board on or after the date of the 1994 Annual Meeting of Shareholders of the Company shall, without any Committee action, automatically be granted, on the date such director first becomes a director, a Non-Qualified Stock Option to purchase that number of Shares determined by dividing (i) an amount equal to $152,000 plus a percentage increase in such $152,000 amount which is equal to the percentage increase from the $19,000 Annual Retainer in effect at the time of the 1994 Annual Meeting of Shareholders of the Company to the Annual Retainer in effect at the date such director first becomes a director by (ii) the Fair Market Value of a Share on the date of grant. No increase in the Annual Retainer of the Non-Employee Directors after a person becomes a Non-Employee Director shall increase the number of Shares for which the Non-Qualified Stock Option granted under this Section 12(a) to such Non-Employee Director may be exercised. An employee of the Company or an Affiliate who terminates such employment and thereafter becomes a Non-Employee Director is not entitled to receive a Non-Qualified Stock Option under this Section 12(a), but will be entitled to receive Non-Qualified Stock Options under Section 12(b) hereof. A Non-Employee Director is not entitled to receive more than one Non-Qualified Stock Option under this Section 12(a) during his or her lifetime.

         (b) ANNUAL OPTION GRANTS. Each year on the date of the Annual Meeting of Shareholders of the Company, each Non-Employee Director who is a director of the Company immediately following such Annual Meeting shall, without any Committee action, automatically be granted a Non-Qualified Stock Option to purchase that number of Shares equal to the sum of (i) the Annual Retainer for Non-Employee Directors in effect when the grant is made, (ii) the aggregate meeting fees in effect when the grant is made for the total number of regular Board meetings held in the previous fiscal year and the median number of regular Board committee meetings directors were scheduled to attend during the previous fiscal year, and (iii) one annual committee chairmanship fee in effect when the grant is made, divided by the Fair Market Value of a Share on the date of the grant. No increase in the Annual Retainer, Board or Board committee meeting fee or committee chairmanship fee for Non-Employee Directors of the Company following the annual Non-Qualified Stock Option grant shall increase the number of Shares for which such Non-Qualified Stock Option may be exercised.

         (c) AGREEMENTS. Each such Non-Qualified Stock Option shall be evidenced by and subject to the provisions of an agreement setting forth the terms of the Non-Qualified Stock Option. It is intended that the provisions of this Section 12 shall not cause the Non-Employee Directors to cease to be considered Disinterested Persons and, as a result, the provisions of this Section 12 shall be interpreted to be consistent with the foregoing intent. Non-Employee Directors may not be granted Options under this Plan other than pursuant to the provisions of this Section 12.

         (d) PURCHASE PRICE; TERM AND EXERCISABILITY OF OPTIONS. The purchase price of each Share subject to a Non-Qualified Stock Option granted under this
Section 12 shall be the Fair Market Value of a Share as of the date the Non-Qualified Stock Option is granted. Notwithstanding anything to the contrary stated in this Plan, for purposes of this Section 12 and the definition of Fair Market Value in Section 2(n) hereof, each Non-Qualified Stock Option granted pursuant to this Section 12 shall be deemed conclusively to have been granted prior to the close of the applicable securities exchange or system on the date of grant. Non-Qualified Stock Options granted to a Non-Employee Director shall vest and become exercisable in full one year after the date of grant, provided, however, that in no event shall a Non-Employee Director initially appointed by the Board be entitled to exercise a Non-Qualified Stock Option unless, and until such time as, such director shall have been elected to the Board by the shareholders of the Company. Notwithstanding the foregoing, vesting of a Non-Qualified Stock Option granted to a Non-Employee Director who shall have been elected by the shareholders of the Company shall accelerate and the Non-Qualified Stock Option shall become immediately exercisable in full upon the occurrence of a Change in Control or in the event that the Non-Employee Director ceases to serve as a director of the Company due to death, Disability or retirement under the policies of the Company then in effect providing for retirement of directors from the Board. Non-Qualified Stock Options granted to a Non-Employee Director shall expire at the earlier of (i) the ten-year anniversary date of the Non-Qualified Stock Option's grant, or (ii) the five-year anniversary date of the earlier of (A) termination as a director due to such death, Disability or retirement or (B) the date the Non-Employee Director otherwise ceases to be a director of the Company, provided that the Non-Qualified Stock Option granted to a Non-Employee Director initially appointed by the Board shall expire on the date such director ceases to be a director of the Company unless such director shall have been elected by the shareholders subsequent to the grant of the Non-Qualified Stock Option to such director.

         (e) PAYMENT OF OPTION PRICE. A Non-Employee Director may exercise a Non-Qualified Stock Option granted pursuant to this Section 12 using as payment any form of consideration provided for in Section 7(a) hereof, which form of payment shall be within the sole discretion of the Non-Employee Director, notwithstanding anything stated in Section 7(a) hereof.

         (f) LIMITED RIGHTS.

               (i) In conjunction with the grant of any Non-Qualified Stock Option pursuant to this Section 12 (a "Related Option"), the Non-Employee Director receiving such grant shall simultaneously be granted a limited Stock Appreciation Right ("Limited Rights") with respect to all of the Shares covered by such Related Option. Each Limited Right shall be evidenced by a written limited right certificate signed by an officer of the Company.

               (ii) Limited Rights shall be exercisable at any time within the thirty-day period after a Change in Control, whether or not the Related Option is exercisable and regardless of whether the Participant is a Non-Employee Director at the time of exercise, so long as the holder of the Related Option is a Non-Employee Director immediately preceding the Change in Control (provided that in no event shall a Non-Employee Director initially appointed by the Board be entitled to exercise the Limited Rights granted to such director under this Plan unless, and until such time as, such director shall have been elected to the Board by the shareholders of the Company).

               (iii) Notwithstanding the provisions of paragraph (ii) above, no Limited Right shall be exercised within a period of six months after the date of grant of the Limited Right.

               (iv) If Limited Rights are exercised, the Related Option shall no longer be exercisable to the extent of the number of Shares with respect to which the Limited Rights were exercised. Upon the exercise or termination of a Related Option, Limited Rights granted with respect thereto shall terminate to the extent of the number of Shares as to which the Related Option was exercised or terminated.

               (v) A person entitled to exercise a Limited Right may, subject to its terms and conditions and the terms and conditions of this Plan, exercise such Limited Right in whole or in part by giving written notice to the Company of an election to exercise such Limited Right. The date the Company receives the notice is the exercise date. Upon exercise of Limited Rights, the holder shall promptly be paid an amount in cash for each Share with respect to which the Limited Rights are exercised equal to the difference between the exercise price per Share covered by the Related Option and the Fair Market Value per Share covered by the Related Option as of the date of exercise of the Limited Right.

               (vi) A Limited Right may not be assigned and shall be transferable only if and to the extent that the Related Option is transferable.

         (g) Transferability. During the lifetime of a Non-Employee Director who has been granted a Non-Qualified Stock Option pursuant to this Section 12, only the Non-Employee Director (or such Non-Employee Director's legal representative or, if transfers to members of the Non-Employee Director's "immediate family" or to family trusts or partnerships become permitted as hereinafter provided, a permitted transferee) may exercise the Non-Qualified Stock Option. No such Non-Qualified Stock Option may be sold, assigned, transferred, exchanged, or otherwise encumbered, and any attempt to do so shall be of no effect. The foregoing sentence notwithstanding, from and after the earlier of (i) the time that Exchange Act Rule 16b-3 no longer prohibits such transfers as a condition to application of such Rule or (ii) the time that the Non-Employee Director retires from the Board and is no longer subject to the reporting requirements of
Section 16 of the Exchange Act, such Non-Employee Director may transfer a Non-Qualified Stock Option granted pursuant to this Section 12 to any member of such Non-Employee Director's "immediate family" (as such term is defined in Rule 16a-1(e) promulgated under the Exchange Act, or any successor rule or regulation) or to one or more trusts whose beneficiaries are members of such Non-Employee Director's "immediate family" or partnerships in which such family members are the only partners; provided, however, that (i) the transferor receives no consideration for the transfer and (ii) such transferred Non-Qualified Stock Option shall continue to be subject to the same terms and conditions as were applicable to such Non-Qualified Stock Option immediately prior to its transfer. Unless a Non-Qualified Stock Option granted pursuant to this Section 12 shall have expired, in the event of a Non-Employee Director's death, a Non-Qualified Stock Option granted to such Non-Employee Director pursuant to this Section 12 shall be transferable to the beneficiary, if any, designated by the Non-Employee Director in writing to the Company prior to the Non-Employee Director's death and such beneficiary shall succeed to the rights of the Non-Employee Director to the extent permitted by law. If no such designation of a beneficiary has been made, the Non-Employee Director's legal representative shall succeed to such Non-Qualified Stock Option, which shall be transferable by will or pursuant to the laws of descent and distribution.

         (h) PRIOR PLAN. In the event that this Plan is approved and ratified by the shareholders of the Company as provided by Section 14(a) hereof, all Non-Employee Director Non-Qualified Stock Options granted from and after such approval shall be deemed to have been granted pursuant to this Plan and not pursuant to any prior plan of the Company or otherwise.

         13. ELECTIVE GRANTS TO NON-EMPLOYEE DIRECTORS IN LIEU OF COMPENSATION.

         (a) ISSUANCE OF RESTRICTED STOCK. Each Non-Employee Director may irrevocably elect to receive all or any portion of the Annual Retainer, plus any applicable fixed annual chairmanship fee payable to such Non-Employee Director, in the form of Restricted Stock to be issued as of the first day of the year for which such Annual Retainer is payable (currently October 1) (which issuances of Restricted Stock shall be prorated for fractional years for those Non-Employee Directors scheduled to retire, in accordance with the policies of the Company then in effect, prior to the annual meeting following such date). Each irrevocable election shall be made by the Non-Employee Director on a form provided by the Company and returned to the officer or other employee of the Company designated on such form at least six months before the date the Restricted Stock will be issued (currently April 1). In the event of such an election, a number of shares of Restricted Stock equal to the portion of the Annual Retainer and such chairmanship fees as to which the election is made, divided by the Fair Market Value of a Share as of the first business day of the month in which the Restricted Stock is issued, shall be issued in the name of the Non-Employee Director as of such date. The remainder of the Annual Retainer and such chairmanship fees shall be paid in cash to the Non-Employee Director at such time or times as payments thereof are customarily made by the Company to Non-Employee Directors who receive such payments in cash, except that each such payment shall be prorated based upon the total percentage of the Annual Retainer and such chairmanship fees with respect to which the Non-Employee Director has not elected to receive Restricted Stock.

         (b) LAPSE OF RESTRICTIONS. The Shares of Restricted Stock issued under this Section 13 may not be assigned, sold, pledged, hypothecated or otherwise transferred or disposed of (including, without limitation, transfer by gift or donation) except that such restrictions shall lapse upon the first to occur of the following events:

               (i) death, or resignation or removal of the Non-Employee Director from the Board as a result of the Disability of the Non-Employee Director;

               (ii) retirement of the Non-Employee Director from the Board in accordance with the policies of the Company then in effect providing for retirement of Non-Employee Directors;

               (iii) acceptance by the Board of the offer of the Non-Employee Director to resign from the Board in accordance with the policies of the Company then in effect after a material change in such Non-Employee Director's full-time position or responsibilities;

               (iv) termination of service as a director with the consent of a majority of the members of the Board other than the terminating Non-Employee Director; or

               (v) a Change in Control.

         The Shares of Restricted Stock shall be held by the Company until the lapse of the restrictions pursuant to this Section 13 (at which time they shall be delivered to the Non-Employee Director without any legend on the Share certificates referencing this Plan); provided, however, that unless and until the Shares of Restricted Stock are forfeited pursuant to the last sentence of this paragraph, the Non-Employee Director shall be entitled to all voting, dividend and distribution rights with respect to such Shares (except that dividends in Stock and Shares issued upon stock splits shall be deemed to constitute additional Restricted Stock to be held by the Company pursuant to this Plan). If the Non-Employee Director ceases to be a director of the Company before the restrictions on the Restricted Stock lapse pursuant to this Section 13, the Restricted Stock issued to the Non-Employee Director shall be forfeited and revert to the Company.

         (c) PRIOR PLAN. In the event that this Plan is approved and ratified by the shareholders of the Company as provided by Section 14(a) hereof, all Shares of Restricted Stock granted to Non-Employee Directors from and after such approval shall be deemed to have been granted pursuant to this Plan and not pursuant to any prior plan of the Company or otherwise.

         14. GENERAL PROVISIONS.

         (a) EFFECTIVE DATE OF THIS PLAN. This Plan shall become effective as of April 29, 1994, provided that this Plan is approved and ratified by the affirmative vote of the holders of a majority of the outstanding Shares of Stock present or represented and entitled to vote in person or by proxy at a meeting of the shareholders of the Company no later than August 31, 1994.

         (b) DURATION OF THIS PLAN. This Plan shall remain in effect until all Stock subject to it shall be distributed or all Awards have expired or lapsed, whichever is latest to occur, or this Plan is terminated pursuant to Section 14(e) hereof. No Award of an Incentive Stock Option shall be made more than ten years after the effective date provided in Section 14(a) hereof (or such other limit as may be required by the Code) if such limitation is necessary to qualify the Option as an Incentive Stock Option. Except with respect to Awards granted pursuant to Sections 12 and 13 hereof, the date and time of approval by the Committee of the granting of an Award shall be considered the date and time at which such Award is made or granted, notwithstanding the date of any Agreement with respect to such Award; provided, however, that the Committee may grant Awards other than Incentive Stock Options to be effective and deemed to be granted on the occurrence of certain specified contingencies.

         (c) RIGHT TO TERMINATE EMPLOYMENT. Nothing in this Plan or in any Agreement shall confer upon any Participant who is an Employee the right to continue in the employment of the Company or any Affiliate or affect any right which the Company or any Affiliate may have to terminate or modify the employment of the Participant with or without cause.

         (d) TAX WITHHOLDING. The Company may withhold from any payment of cash or Stock to a Participant or other person under this Plan an amount sufficient to cover any required withholding taxes, including the Participant's social security and medicare taxes (FICA) and federal, state and local income tax with respect to income arising from payment of the Award. The Company shall have the right to require the payment of any such taxes before issuing any Stock pursuant to the Award. In lieu of all or any part of a cash payment from a person receiving Stock under this Plan, the individual may elect to cover all or any part of the required withholdings, and to cover any additional withholdings up to the amount needed to cover the individual's full FICA and federal, state and local income tax with respect to income arising from payment of the Award, through a reduction of the number of Shares delivered to such individual or a subsequent return to the Company of Shares held by the Participant or other person, in each case valued in the same manner as used in computing the withholding taxes under the applicable laws; provided, however, that if at any time withholding shall be required with respect to Non-Employee Directors, the Committee is required to permit a Non-Employee Director to make such an election, subject to the limitations of the following sentence. Such elections are subject to the following limitations if, and to the extent, such limitations are necessary to comply with Exchange Act Rule 16b-3 or any successor provision:

               (1) Except as set forth in clause (iii) below, any such election by a Participant who is then subject to the reporting requirements of Section 16 of the Exchange Act or any successor provision ("Section 16") or a Successor of such a Participant may be made only if the conditions set forth in clauses (i) and (ii) below are satisfied:

                   (i) (A) the election may be made during the period beginning on the third business day following the date of public release of the Company's quarterly or annual summary statements of sales and earnings and ending on the twelfth business day following such date, or (B) the election may be made at least six months prior to the date the Award is paid to the Participant;

                   (ii) an election may not be made within six months of the date of grant of the Award to which the payment relates; provided, however, that such restriction does not apply in the event death or Disability of the Participant occurs prior to such election and during that six-month period;

                   (iii) notwithstanding the foregoing, a Participant who tenders previously owned Shares to the Company in payment of the purchase price of Shares in connection with exercise of an Option may also tender previously owned Shares to the Company in satisfaction of any tax withholding obligations in connection with such Option exercise without regard to the time periods set forth in clauses (i) and (ii) above.

         The foregoing restrictions do not apply to any Participant who is not subject to the reporting requirements of Section 16 at the time of the election.

               (2) Any such election by a Participant who is subject to the reporting requirements of Section 16 at the time is irrevocable and is subject to approval by the Committee. The Committee's approval may be granted in advance but is subject to revocation by the Committee at any time.

         (e) AMENDMENT, MODIFICATION AND TERMINATION OF THIS PLAN. Except as provided in this Section 14(e), the Board may at any time amend, modify, terminate or suspend this Plan. Except as provided in this Section 14(e), the Committee may at any time alter or amend any or all Agreements under this Plan to the extent permitted by law. Amendments are subject to approval of the shareholders of the Company only if such approval is necessary to maintain this Plan in compliance with the requirements of Exchange Act Rule 16b-3, Section 422 of the Code, their successor provisions, or any other applicable law or regulation. Without the approval of the shareholders of the Company, no amendment, modification, termination or suspension of this Plan may alter the provisions of this Plan so as to change the terms, conditions or eligibility requirements of Awards granted or, subject to the right of the Board to discontinue this Plan, to be granted to Non-Employee Directors pursuant to
Section 12 or 13 hereof. In no event shall the provisions of this Plan as they relate to Options, Limited Rights or Shares of Restricted Stock granted pursuant to Section 12 or 13 hereof be amended more than once every six months other than to comply with changes in the Code. No termination, suspension or modification of this Plan may materially and adversely affect any right acquired by any Participant (or a Participant's legal representative) or any Successor under an Award granted before the date of termination, suspension or modification, unless otherwise agreed by the Participant in the Agreement or otherwise or required as a matter of law. It is conclusively presumed that any adjustment for changes in capitalization provided for in Section 9(b) or 14(f) hereof does not adversely affect any right of a Participant under an Award.

         (f) ADJUSTMENT FOR CHANGES IN CAPITALIZATION. Appropriate adjustments in the aggregate number and type of Shares available for Awards under this Plan, in the limitations on the number and type of Shares that may be issued to an individual Participant, in the number and type of Shares and amount of cash subject to Awards then outstanding, in the Option exercise price as to any outstanding Options and, subject to Section 9(b) hereof, in outstanding Performance Shares and payments with respect to outstanding Performance Shares may be made by the Committee in its sole discretion to give effect to adjustments made in the number or type of Shares through a Fundamental Change (subject to Section 14(g) hereof), recapitalization, reclassification, stock dividend, stock split, stock combination, or other relevant change, provided that fractional Shares shall be rounded to the nearest whole Share.

         (g) FUNDAMENTAL CHANGE. In the event of a proposed Fundamental Change:
(a) involving a merger, consolidation or statutory share exchange, unless appropriate provision shall be made (which the Committee may, but shall not be obligated to, make) for the protection of the outstanding Options and Stock Appreciation Rights by the substitution of options, stock appreciation rights and appropriate voting common stock of the corporation surviving any such merger or consolidation or, if appropriate, the parent corporation of the Company or such surviving corporation, to be issuable upon the exercise of options or used to calculate payments upon the exercise of stock appreciation rights in lieu of Options, Stock Appreciation Rights and capital stock of the Company, or (b) involving the dissolution or liquidation of the Company, the Committee may, but shall not be obligated to, declare, at least twenty days prior to the occurrence of the Fundamental Change, and provide written notice to each holder of an Option or Stock Appreciation Right of the declaration, that each outstanding Option and Stock Appreciation Right, whether or not then exercisable, shall be cancelled at the time of, or immediately prior to the occurrence of, the Fundamental Change in exchange for payment to each holder of an Option or Stock Appreciation Right, within 20 days after the Fundamental Change, of cash equal to (i) for each Share covered by the cancelled Option, the amount, if any, by which the Fair Market Value (as defined in this Section 14(g)) per Share exceeds the exercise price per Share covered by such Option or (ii) for each Stock Appreciation Right, the price determined pursuant to Section 8 hereof, except that Fair Market Value of the Shares as of the date of exercise of the Stock Appreciation Right, as used in clause (i) of Section 8, shall be deemed to mean Fair Market Value for each Share with respect to which the Stock Appreciation Right is calculated determined in the manner hereinafter referred to in this
Section 14(g). At the time of the declaration provided for in the immediately preceding sentence, each Stock Appreciation Right that has been outstanding for at least six months and each Option shall immediately become exercisable in full and each person holding an Option or a Stock Appreciation Right shall have the right, during the period preceding the time of cancellation of the Option or Stock Appreciation Right, to exercise the Option as to all or any part of the Shares covered thereby or the Stock Appreciation Right in whole or in part, as the case may be. In the event of a declaration pursuant to this Section 14(g), each outstanding Option and Stock Appreciation Right that shall not have been exercised prior to the Fundamental Change shall be cancelled at the time of, or immediately prior to, the Fundamental Change, as provided in the declaration. Notwithstanding the foregoing, no person holding an Option or Stock Appreciation Right shall be entitled to the payment provided for in this Section 14(g) if such Option or Stock Appreciation Right shall have expired pursuant to an Agreement. For purposes of this Section 14(g) only, "Fair Market Value" per Share means the cash plus the fair market value, as determined in good faith by the Committee, of the non-cash consideration to be received per Share by the shareholders of the Company upon the occurrence of the Fundamental Change, notwithstanding anything to the contrary provided in this Plan.

         (h) OTHER BENEFIT AND COMPENSATION PROGRAMS. Payments and other benefits received by a Participant under an Award shall not be deemed a part of a Participant's regular, recurring compensation for purposes of any termination, indemnity or severance pay laws and shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan, contract or similar arrangement provided by the Company or an Affiliate, unless expressly so provided by such other plan, contract or arrangement or the Committee determines that an Award or portion of an Award should be included to reflect competitive compensation practices or to recognize that an Award has been made in lieu of a portion of competitive cash compensation.

         (i) BENEFICIARY UPON PARTICIPANT'S DEATH. To the extent that the transfer of a Participant's Award at death is permitted by this Plan or under an Agreement, (i) a Participant's Award shall be transferable to the beneficiary, if any, designated on forms prescribed by and filed with the Committee and (ii) upon the death of the Participant, such beneficiary shall succeed to the rights of the Participant to the extent permitted by law and this Plan. If no such designation of a beneficiary has been made, the Participant's legal representative shall succeed to the Awards, which shall be transferable by will or pursuant to laws of descent and distribution to the extent permitted by this Plan or under an Agreement.

         (j) FORFEITURES. In the event an Employee has received or been entitled to payment of cash, delivery of Stock or a combination thereof pursuant to an Award within six months prior to the Employee's termination of employment with the Company and its Affiliates, the Committee, in its sole discretion, may require the Employee to return or forfeit the cash and/or Stock received with respect to the Award (or its economic value as of (i) the date of the exercise of Options or Stock Appreciation Rights, (ii) the date of, and immediately following, the lapse of restrictions on Restricted Stock or the receipt of Stock without restrictions, or (iii) the date on which the right of the Employee to payment with respect to Performance Shares vests, as the case may be) in the event of any of the following occurrences: competition with the Company or any Affiliate, unauthorized disclosure of material proprietary information of the Company or any Affiliate, a violation of applicable business ethics policies or business policies of the Company or any Affiliate, or any other occurrence specified in the related Agreement. The Committee's right to require forfeiture must be exercised within 90 days after discovery of such an occurrence but in no event later than 15 months after the Employee's termination of employment with the Company and its Affiliates.

         (k) UNFUNDED PLAN. This Plan shall be unfunded and the Company shall not be required to segregate any assets that may at any time be represented by Awards under this Plan. Neither the Company, its Affiliates, the Committee, nor the Board shall be deemed to be a trustee of any amounts to be paid under this Plan nor shall anything contained in this Plan or any action taken pursuant to its provisions create or be construed to create a fiduciary relationship between the Company and/or its Affiliates, and a Participant or Successor. To the extent any person acquires a right to receive an Award under this Plan, such right shall be no greater than the right of an unsecured general creditor of the Company.

         (l) LIMITS OF LIABILITY.

               (i) Any liability of the Company to any Participant with respect to an Award shall be based solely upon contractual obligations created by this Plan and the Agreement.

               (ii) Except as may be required by law, neither the Company nor any member or former member of the Board or of the Committee, nor any other person participating (including participation pursuant to a delegation of authority under Section 3(b) hereof) in any determination of any question under this Plan, or in the interpretation, administration or application of this Plan, shall have any liability to any party for any action taken, or not taken, in good faith under this Plan.

         (m) COMPLIANCE WITH APPLICABLE LEGAL REQUIREMENTS. No certificate for Shares distributable pursuant to this Plan shall be issued and delivered unless the issuance of such certificate complies with all applicable legal requirements including, without limitation, compliance with the provisions of applicable state securities laws, the Securities Act of 1933, as amended and in effect from time to time or any successor statute, the Exchange Act and the requirements of the exchanges on which the Company's Shares may, at the time, be listed.

         (n) DEFERRALS AND SETTLEMENTS. The Committee may require or permit Participants to elect to defer the issuance of Shares or the settlement of Awards in cash under such rules and procedures as it may establish under this Plan. It may also provide that deferred settlements include the payment or crediting of interest on the deferral amounts. Participants who are eligible to participate in the Medtronic, Inc. Capital Accumulation Plan Deferral Program ("CAP") shall be entitled to defer some or all of the cash portion of any Performance Shares granted to them hereunder in accordance with the terms of the CAP.

         15. GOVERNING LAW. To the extent that federal laws do not otherwise control, this Plan and all determinations made and actions taken pursuant to this Plan shall be governed by the laws of Minnesota and construed accordingly.

         16. SEVERABILITY. In the event any provision of this Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of this Plan, and this Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

         17. TERMINATION OF PRIOR PLANS. Effective upon the approval of this Plan by the Company's shareholders as provided by Section 14(a) hereof, no further grants of options, performance shares or restricted stock or any other awards shall be made under the Company's 1979 Restricted Stock and Performance Share Award Plan, 1979 Nonqualified Stock Option Plan, 1989 Phantom Stock Award Plan or 1991 Restricted Stock Plan for Non-Employee Directors (the "Prior Plans"). Thereafter, all grants and awards made under the Prior Plans prior to such approval by the shareholders shall continue in accordance with the terms of the Prior Plans.